     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999


                                                       REGISTRATION NO. 33-00628
                                                                        811-4424
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE


SECURITIES ACT OF 1933                                           [X]


      POST-EFFECTIVE AMENDMENT NO. 26                            [X]
REGISTRATION STATEMENT UNDER THE


INVESTMENT COMPANY ACT OF 1940                                   [X]


      AMENDMENT NO. 28                                           [X]



                        VAN KAMPEN LIFE INVESTMENT TRUST

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                              DENNIS J. MCDONNELL


                            EXECUTIVE VICE PRESIDENT


                          VAN KAMPEN INVESTMENTS INC.


                                1 PARKVIEW PLAZA


                                  PO BOX 5555


                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [ ]  immediately upon filing pursuant to paragraph (b)

     [ ]  on (date) pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(1)


     [X]  on April 30, 1999 pursuant to paragraph (a)(1)


     [ ]  75 days after filing pursuant to paragraph (a)(2)


     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities.

                            [VAN KAMPEN FUNDS LOGO]

                  SUBJECT TO COMPLETION -- DATED MARCH 1, 1999


                                  VAN  KAMPEN


                            LIFE  INVESTMENT  TRUST



ASSET ALLOCATION PORTFOLIO


COMSTOCK PORTFOLIO


DOMESTIC INCOME PORTFOLIO


EMERGING GROWTH PORTFOLIO


ENTERPRISE PORTFOLIO


GLOBAL EQUITY PORTFOLIO


GOVERNMENT PORTFOLIO


GROWTH AND INCOME PORTFOLIO


MONEY MARKET PORTFOLIO


MORGAN STANLEY REAL ESTATE    SECURITIES PORTFOLIO


STRATEGIC STOCK PORTFOLIO



Shares of the Portfolios have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to suggest otherwise.



                    This prospectus is dated APRIL   , 1999.

                               TABLE OF CONTENTS

Risk/Return Summaries:
  Asset Allocation Portfolio......................   3
  Comstock Portfolio..............................   5
  Domestic Income Portfolio.......................   7
  Emerging Growth Portfolio.......................  10
  Enterprise Portfolio............................  13
  Global Equity Portfolio.........................  15
  Government Portfolio............................  18
  Growth and Income Portfolio.....................  21
  Money Market Portfolio..........................  24
  Morgan Stanley Real Estate Securities
     Portfolio....................................  26
  Strategic Stock Portfolio.......................  29
Comparative Performance...........................  31
Investment Objectives and Policies:
  General Information.............................  33
  Asset Allocation Portfolio......................  33
  Comstock Portfolio..............................  35
  Domestic Income Portfolio.......................  36
  Emerging Growth Portfolio.......................  41
  Enterprise Portfolio............................  43
  Global Equity Portfolio.........................  44
  Government Portfolio............................  48
  Growth and Income Portfolio.....................  53
  Money Market Portfolio..........................  54
  Morgan Stanley Real Estate Securities
     Portfolio....................................  55
  Strategic Stock Portfolio.......................  58
Investment Practices..............................  61
Investment Advisory Services......................  67
Purchase of Shares................................  73
Redemption of Shares..............................  74
Dividends, Distributions and Taxes................  74
Financial Highlights..............................  76
Appendix A -- Description of Securities Ratings... A-1


No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolios, the Portfolios' investment adviser or the Portfolios' distributor. This prospectus does not constitute an offer by the Portfolios or by the Portfolios' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolios to make such an offer in such jurisdiction.

                                ASSET ALLOCATION


                                   PORTFOLIO


                              RISK/RETURN SUMMARY



                              INVESTMENT OBJECTIVE


The Asset Allocation Portfolio is a mutual fund with an investment objective to seek high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. There can be no assurance that the Portfolio will achieve its investment objective.



                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's management seeks to achieve the investment objective by investing in a portfolio of equity securities, investment grade intermediate and long-term debt securities, including preferred stocks, convertible preferred stocks and convertible debt securities, and money market securities. The composition of the Portfolio will vary from time to time to reflect the investment adviser's views on economic and market trends and the anticipated relative total investment return available from a particular type of security. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options and futures, which may include additional risks.



                                INVESTMENT RISKS



Because of the following risks, you could lose money on your investment in the Portfolio over the short or long term:



MARKET RISK. Market risk is the possibility that a security's price will decline. Declines in the prices of equity securities may affect a single issuer, industry, sector of the economy or the market as a whole. The Portfolio's investments in equity securities are generally affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The prices of the Portfolio's equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The prices of debt securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The prices of convertible securities are affected by changes similar to those of debt and equity securities: the value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying common stock.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Portfolio generally invests in investment grade quality securities, it is subject to a lower level of credit risk than a portfolio investing more in lower grade quality securities.



FOREIGN RISKS. Because the Portfolio may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's management may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                INVESTOR PROFILE


In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:



- Seek high total investment return over the long term.



- Can withstand volatility in the value of their shares in the Portfolio.



- Wish to add to their personal investment holdings a portfolio that invests in a varying mix of equity, debt securities and money market securities seeking high total investment return.



An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1989'                                                                           17.82
'1990'                                                                            1.89
'1991'                                                                           27.05
'1992'                                                                            7.29
'1993'                                                                            7.70
'1994'                                                                           -3.66
'1995'                                                                           31.36
'1996'                                                                           13.87
'1997'                                                                           21.81
'1998'                                                                           15.67


During the ten-year period shown in the bar chart, the highest quarterly return was 11.04% (for the quarter ended December 31, 1998) and the lowest quarterly return was -7.45% (for the quarter ended September 30, 1990).

                               COMSTOCK PORTFOLIO


                              RISK/RETURN SUMMARY



                              INVESTMENT OBJECTIVE


The Comstock Portfolio is a mutual fund with an investment objective to seek capital growth and income through investments in equity securities, including common and preferred stocks and securities convertible into common and preferred stocks. There can be no assurance that the Portfolio will achieve its investment objective. As of the date of this prospectus, the Comstock Portfolio has not commenced investment operations.



                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's management seeks to achieve the investment objective by investing in a portfolio of equity securities, and principally investing in common stocks. The Portfolio emphasizes a "value" style of investing seeking well-established, undervalued companies. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options and futures, which may include additional risks.



                                INVESTMENT RISKS


Investors seeking only long-term capital growth should be aware that the Portfolio also seeks to generate income and that long-term capital growth is only a part of the Portfolio's overall investment objective. Similarly, investors seeking a more assured level of current income should be aware that the Portfolio's income will fluctuate and that seeking income is only a part of the Portfolio's overall investment objective.



Because of the following risks, you could lose money on your investment in the Portfolio over the short or long term:



MARKET RISK. Market risk is the possibility that a security's price will decline. Declines in the prices of equity securities may affect a single issuer, industry, sector of the economy, or the market as a whole. The Portfolio's investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a "value" style of investing and the market values of the Portfolio's equity securities may or may not fluctuate in tandem with overall changes in the stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than prices of larger companies. The ability of the Portfolio's investment holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities.



FOREIGN RISKS. Because the Portfolio may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's management may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                INVESTOR PROFILE


In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:



- Seek capital growth and income over the long term.



- Can withstand volatility in the value of their shares of the Portfolio.



- Wish to add to their personal investment holdings a portfolio that invests primarily in equity securities.



An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                                DOMESTIC INCOME


                                   PORTFOLIO


                              RISK/RETURN SUMMARY



                             INVESTMENT OBJECTIVES


The Domestic Income Portfolio is a mutual fund with a primary investment objective to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective. There can be no assurance that the Portfolio will achieve its investment objectives.



                             INVESTMENT STRATEGIES



The Portfolio's management seeks to achieve the investment objectives by investing primarily in a diversified portfolio of income securities, including convertible and non-convertible debt securities and preferred stocks. Under normal market conditions, the Portfolio invests at least 80% of its total assets in income securities rated at the time of purchase B or higher by Standard & Poor's ("S&P") or rated B or higher by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the Portfolio's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P or rated Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher grade securities (see sidebar for an explanation of quality ratings). The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis.



                                 UNDERSTANDING


                                QUALITY RATINGS



    Security ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this prospectus.



              S&P            Moody's        Meaning


------------------------------------------------------------------
               AAA            Aaa            Highest quality


 ................................................................................


                AA            Aa             High quality


 ................................................................................


                 A            A              Above-average quality

 ................................................................................

               BBB            Baa            Average quality

------------------------------------------------------------------

                BB            Ba             Below-average quality


 ................................................................................


                 B            B              Marginal quality


 ................................................................................


               CCC            Caa            Poor quality


 ................................................................................


                CC            Ca             Highly speculative


 ................................................................................


                 C            C              Lowest quality

 ................................................................................

                D            --            In default

 ................................................................................

                                INVESTMENT RISKS


With its holdings of medium and lower grade securities, the Portfolio has greater risks than a portfolio owning only higher grade securities. Because of the following risks, you could lose money on your investment in the Portfolio over the short or long term:



MARKET RISK. Market risk is the possibility that a security's price will decline. The prices of income securities tend to fall as interest rates rise. This "market risk" is usually greater among securities with longer durations. Because the Portfolio's investment adviser seeks to maintain the dollar-weighted average duration of the Portfolio between four to six years, the Portfolio generally will be subject to greater market risk than a portfolio that owns only shorter term securities but less market risk than a portfolio that owns only longer term securities. Lower grade securities, especially those with longer durations or that do not make regular interest payments, may fluctuate more in price in response to negative issuer or general economic news than higher grade securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuation.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Portfolio may invest in securities with below investment grade credit quality, the Portfolio is subject to a higher level of credit risk than a portfolio that buys only investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower grade securities may have less liquidity and a higher incidence of default than investments in higher grade securities. The Portfolio may incur higher expenditures to protect the Portfolio's interest in such securities. The credit risks and market prices of lower grade securities are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher grade securities.



INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well.



CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would be reinvested by the Portfolio in securities with the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.



FOREIGN RISKS. Because the Portfolio may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.



MANAGER RISK. As with any managed fund, the Portfolio's management may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                INVESTOR PROFILE


In light of its objectives and investment strategies, the Portfolio may be appropriate for investors who:



- Seek current income and capital appreciation over the long term.



- Are willing to take on the increased risks of medium and lower grade securities in exchange for potentially higher income.



- Wish to add to their personal investment holdings a portfolio that invests primarily in income securities.



An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                ANNUAL RETURN
                                                                -------------
'1989'                                                              -5.44
'1990'                                                              -7.23
'1991'                                                              21.23
'1992'                                                              12.50
'1993'                                                              16.32
'1994'                                                              -4.33
'1995'                                                              21.37
'1996'                                                               6.68
'1997'                                                              11.90
'1998'                                                               6.34


During the ten-year period shown in the bar chart, the highest quarterly return was 7.16% (for the quarter ended June 30, 1995) and the lowest quarterly return was -8.33% (for the quarter ended December 31, 1989).

                                EMERGING GROWTH


                                   PORTFOLIO


                              RISK/RETURN SUMMARY



                              INVESTMENT OBJECTIVE


The Emerging Growth Portfolio is a mutual fund with an investment objective to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Portfolio's management to be emerging growth companies. There can be no assurance that the Portfolio will achieve its investment objective.



                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's management seeks to achieve the investment objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of small and medium sized (less than $2 billion of market capitalization or annual sales) emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Portfolios's management believes are in the early stages of their life cycles and have the potential to become major enterprises. Investing in such companies involves risks not ordinarily associated with investments in larger, more established companies. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options and futures, which may include additional risks.



                                INVESTMENT RISKS


With its portfolio of common stocks of smaller and medium sized, less established companies, the Portfolio has greater risks than a portfolio that invests only in larger sized, more seasoned companies. Because of the following risks, you could lose money on your investment in the Portfolio over the short or long term:



MARKET RISK. Market risk is the possibility that a security's price will decline. Declines in the prices of equity securities may affect a single issuer, industry, sector of the economy or the market as a whole. The Portfolio's investments in equity securities are generally affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The prices of the Portfolio's equity securities may or may not fluctuate in tandem with overall changes in the stock markets. During an overall market decline, stock prices of small and medium sized companies (such as those in which the Portfolio invests) often fluctuate more and often fall more than the prices of larger sized company stocks. It is possible that the stocks of small and medium sized companies will be more volatile and underperform the overall stock market. Historically, smaller and medium sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks.



RISKS OF EMERGING GROWTH COMPANIES. Companies that the Portfolio's management believe are emerging growth companies are often companies with limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of emerging growth companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

FOREIGN RISKS. Because the Portfolio may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's management may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                INVESTOR PROFILE


In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:



- Seek capital appreciation over the long term.



- Are willing to take on the increased risks of investing in smaller and medium sized, less established companies in exchange for potentially higher capital appreciation.



- Can withstand substantial volatility in the value of their shares of the Portfolio.



- Wish to add to their personal holdings a portfolio that invests primarily in common stocks of small and medium sized emerging growth companies.



Investors should carefully consider the additional risks associated with investments in smaller and medium sized, less established companies. An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment and the Portfolio should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past four calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                ANNUAL RETURN
                                                                -------------
'1995*'                                                             17.20
'1996'                                                              16.65
'1997'                                                              20.42
'1998'                                                              37.56


       *The return for 1995 is for the period from July 3, 1995 (commencement of investment operations) to December 31, 1995.



During the four-year period shown in the bar chart, the highest quarterly return was 28.01% (for the quarter ended December 31, 1998) and the lowest quarterly return was -12.05% (for the quarter ended September 30, 1998).

                              ENTERPRISE PORTFOLIO


                              RISK/RETURN SUMMARY



                              INVESTMENT OBJECTIVE


The Enterprise Portfolio is a mutual fund with an investment objective to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective.



                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's management seeks to achieve the investment objective by investing in a portfolio of securities consisting primarily of common stocks of "growth" companies focusing on those securities believed to offer a combination of strong business fundamentals at an attractive price. The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options and futures, which may include additional risks.



                                INVESTMENT RISKS


Because of the following risks, you could lose money on your investment in the Portfolio over the short or long term:



MARKET RISK. Market risk is the possibility that a security's price will decline. Declines in the values of common stocks may affect a single issuer, industry, sector of the economy or the market as a whole. The Portfolio's investments in common stocks are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a "growth" style of investing and the market values of the Portfolio's common stocks may or may not fluctuate in tandem with overall changes in the stock market. During an overall stock market decline, stock prices of small or medium sized companies (in which the Portfolio may invest) often fluctuate more than prices of larger companies.



FOREIGN RISKS. Because the Portfolio may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's management may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                INVESTOR PROFILE


In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:



- Seek capital appreciation over the long term.



- Can withstand substantial volatility in the value of their shares of the Portfolio.



- Wish to add to their personal investment holdings a portfolio that invests primarily in growth common stocks.



An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                ANNUAL RETURN
                                                                -------------
'1989                                                               34.23
'1990                                                               -6.84
'1991                                                               36.41
'1992                                                                7.48
'1993                                                                8.98
'1994                                                               -3.39
'1995                                                               36.98
'1996                                                               25.80
'1997                                                               30.66
'1998                                                               25.00


During the ten-year period shown in the bar chart, the highest quarterly return was 24.94% (for the quarter ended December 31, 1998) and the lowest quarterly return was -16.52% (for the quarter ended September 30, 1990).

                                 GLOBAL EQUITY


                                   PORTFOLIO


                              RISK/RETURN SUMMARY



                              INVESTMENT OBJECTIVE


The Global Equity Portfolio is a mutual fund with an investment objective to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. There can be no assurance that the Portfolio will achieve its investment objective.



                             INVESTMENT STRATEGIES



The Portfolio's management seeks to achieve the investment objective by investing in an internationally diversified portfolio of equity securities, including common stocks, preferred stocks and warrants or options to acquire such securities. The Fund's management utilizes a "top-down" investment management approach that emphasizes country selection and weighting rather than individual security selection. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers of at least three countries (including the United States). Investments in securities of foreign issuers include certain risks not typically associated with investments in U.S. securities. The Portfolio may invest in certain derivatives, such as options and futures, which may include additional risks.



                                INVESTMENT RISKS


Because of the following risks, you could lose money on your investment in the Portfolio over the short or long term:



MARKET RISK. Market risk is the possibility that a security's price will decline. Declines in the prices of equity securities may affect a single issuer, industry, sector of the economy, or the market as a whole. The Portfolio's investments in equity securities are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. U.S. markets may, but often do not, move in tandem with changes in foreign markets. The Portfolio's investments, and particularly investments in foreign issuers, may or may not fluctuate in tandem with overall changes in the stock markets. During an overall stock market decline, stock prices of small and medium sized companies (in which the Portfolio may invest) often fluctuate more than prices of larger companies.



FOREIGN RISKS. Because the Portfolio will own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The risks of investing in developing or emerging markets (in which the Portfolio may invest) are greater than the risks associated with foreign investments generally including greater political uncertainties, an economy's dependence on international development assistance, currency transfer restrictions, and greater delays and disruptions in settlement transactions.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's management may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                INVESTOR PROFILE


In light of its objective and investment strategies, the Fund may be appropriate for investors who:



- Seek long-term growth of capital.



- Are willing to take on the increased risks associated with investing in foreign securities.



- Can withstand volatility in the value of their shares in the Portfolio.



- Wish to add to their personal investment holdings a portfolio that invests in an international portfolio of equity securities.



An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past four calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                               ANNUAL RETURN
                                                               -------------
'1995*'                                                             3.00
'1996'                                                             16.72
'1997'                                                             15.85
'1998'                                                             21.61


        *The return for 1995 is for the period from July 3, 1995 (commencement of investment operations) to December 31, 1995.



During the four-year period shown in the bar chart, the highest quarterly return was 16.90% (for the quarter ended December 31, 1998) and the lowest quarterly return was -11.02% (for the quarter ended September 30, 1998).

                              GOVERNMENT PORTFOLIO


                              RISK/RETURN SUMMARY



                              INVESTMENT OBJECTIVE


The Government Portfolio is a mutual fund with an investment objective to seek to provide investors with a high current return consistent with preservation of capital. There can be no assurance that the Portfolio will achieve its investment objective.



                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's management seeks to achieve the investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in certain government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio may invest in certain derivatives, such as options, futures and options on futures, and interest rate swaps or other interest rate-related transactions, which may include additional risks. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis.



                                INVESTMENT RISKS


Because of the following risks, you could lose money on your investment in the Portfolio over the short or long term:



MARKET RISK. Market risk is the possibility that a security's price will decline. The prices of debt securities tend to fall as interest rates rise. This "market risk" is usually greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio will be subject to greater market risk than a portfolio investing solely in shorter-term securities (see sidebar for an explanation of maturities and durations). The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. These securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.



Like traditional debt securities, the prices of mortgage-backed securities tend to fall as interest rates rise. However, mortgage-backed securities may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates.



Market risk is often greater among certain types of debt securities, such as zero-coupon securities or mortgage-related stripped securities, which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these bonds often fluctuate more in price than bonds that make regular interest payments. Because the Portfolio invests in zero-coupon bonds, it may be subject to greater market risk than a portfolio that does not own this type of bond.



When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuation.

                                 UNDERSTANDING


                                   MATURITIES



    A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.



                         Term  Maturity Level
------------------------------------------------------------
                    1-3 years  Short
 ............................................................
                   4-10 years  Intermediate
 ............................................................
           More than 10 years  Long
 ............................................................



                                 UNDERSTANDING


                                    DURATION



    Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero-coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests substantially all of its assets in U.S. government securities.



INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well. The more the Fund invests in variable or floating rate securities or other securities subject to prepayment risk, the greater the Fund's income risk.



PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.



The Portfolio may invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest-rate related transactions are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's management may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                INVESTOR PROFILE


In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:



- Seek a high current return consistent with preservation of capital.



- Wish to add to their personal investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities.



An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1989'                                                                           14.31
'1990'                                                                            8.31
'1991'                                                                           16.23
'1992'                                                                            5.73
'1993'                                                                            7.86
'1994'                                                                           -4.63
'1995'                                                                           17.16
'1996'                                                                            2.12
'1997'                                                                            9.61
'1998'                                                                            8.59


During the ten-year period shown in the bar chart, the highest quarterly return was 8.13% (for the quarter ended June 30, 1989) and the lowest quarterly return was -3.98% (for the quarter ended March 31, 1994).

                               GROWTH AND INCOME


                                   PORTFOLIO


                              RISK/RETURN SUMMARY



                              INVESTMENT OBJECTIVE


The Growth and Income Portfolio is a mutual fund with an investment objective to seek long-term growth of capital and income. There can be no assurance that the Portfolio will achieve its investment objective.



                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's management seeks to achieve the investment objective by investing primarily in a portfolio of income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options and futures, which may include additional risks.



                                INVESTMENT RISKS


Investors seeking a more assured level of current income should be aware that the Portfolio's income will fluctuate and that seeking income is only a part of the Portfolio's overall investment objective. Similarly, investors seeking only long-term growth should be aware that the Portfolio seeks to generate income and that long-term growth of capital is only a part of the Portfolio's overall investment objective. Because of the following risks, you could lose money on your investment in the Portfolio over the short or long term:



MARKET RISK. Market risk is the possibility that a security's price will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. The Portfolio's investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Portfolio's investments in other fixed income or debt securities generally are affected by changes in interest rates and creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer duration. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying common stock.



FOREIGN RISKS. Because the Portfolio may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's management may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                INVESTOR PROFILE


In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:



- Seek growth of capital and income over the long term.



- Can withstand volatility in the value of their shares of the Portfolio.



- Wish to add to their personal investment holding a portfolio that invests primarily in income-producing equity securities.



An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past three calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                ANNUAL RETURN
                                                                -------------
'1996*'                                                              -0.3
'1997'                                                              23.90
'1998'                                                              19.61


       *The return for 1996 is for the period from December 23, 1996 (commencement of investment operations) to December 31, 1996.



During the three-year period shown in the bar chart, the highest quarterly return was 15.84% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.52% (for the quarter ended September 30, 1998).

                                  MONEY MARKET


                                   PORTFOLIO


                              RISK/RETURN SUMMARY



                              INVESTMENT OBJECTIVE


The Money Market Portfolio is a mutual fund with an investment objective to seek protection of capital and high current income through investments in money market instruments. There can be no assurance that the Portfolio will achieve its investment objective.



                             INVESTMENT STRATEGIES


The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year with a dollar-weighted average maturity of 90 days or less. The portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.



                                INVESTMENT RISKS



Because of the following risks, you could lose money on your investment in the Portfolio over the short or long term:



MARKET RISK. Market risk is the possibility that a security's price will decline. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests in high-quality money market instruments.



INCOME RISK. The income you receive from the Portfolio is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Portfolio may drop as well.



MANAGER RISK. As with any managed fund, the Portfolio's management may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.



                                INVESTOR PROFILE


In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:



- Seek protection of capital and high current income through investments in money market instruments.



An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                               ANNUAL RETURN
                                                               -------------
'1989'                                                             9.13
'1990'                                                             7.83
'1991'                                                             5.60
'1992'                                                             3.36
'1993'                                                             2.66
'1994'                                                             3.71
'1995'                                                             5.46
'1996'                                                             4.89
'1997'                                                             5.06
'1998'                                                             5.02


During the ten-year period shown in the bar chart, the highest quarterly return was 2.34% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.65% (for the quarter ended June 30, 1993).



Investors can obtain the current seven-day yield of the Portfolio by calling
(800) 341-2911.

                                 MORGAN STANLEY


                                  REAL ESTATE


                              SECURITIES PORTFOLIO


                              RISK/RETURN SUMMARY



                             INVESTMENT OBJECTIVES



The Morgan Stanley Real Estate Securities Portfolio is a mutual fund with a primary investment objective to seek long-term growth of capital. Current income is a secondary investment objective. There can be no assurance that the Portfolio will achieve its investment objectives.



                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's management seeks to achieve the investment objectives by investing at least 65% of the Portfolio's total assets in a diversified portfolio of securities of companies operating in the real estate industry, primarily equity securities of real estate investment trusts ("REITs"). A company operating in the real estate industry is one that derives at least 50% of its assets, gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Besides equity securities of REITs, the Portfolio may invest in equity securities, including common stocks and convertible securities, or non-convertible preferred stocks and debt securities of companies operating in the real estate industry. The Portfolio's investments in debt securities are rated at the time of purchase BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Services, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or unrated securities determined by the Portfolio's investment adviser to be of comparable quality. The Portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, some or all of which may be in the real estate industry. The Fund may purchase debt securities on a when-issued or delay delivery basis. The Portfolio may invest in certain derivatives, such as options and futures, which may include additional risks.



                                INVESTMENT RISKS



Because of the Portfolio's policy of concentrating its investments in securities of companies operating in the real estate industry, the Portfolio may be subject to certain risks associated with the ownership of real estate and with the real estate industry in general. Because of the following risks, you could lose money on your investment in the Portfolio over the short or long term:



MARKET RISK. Market risk is the possibility that a security's price will decline. Declines in the prices of equity securities may affect a single issuer, industry, sector of the economy or the market as a whole. The Portfolio's investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The prices of the Portfolio's investments in equity securities may or may not change in tandem with overall changes in the equity markets. The prices of debt securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Portfolio's outstanding commitment for these securities, the greater the Portfolio's exposure to market price fluctuation. Because the Portfolio's investments are concentrated in one industry, the value of its investments may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry than a portfolio without such an investment policy.



RISKS OF INVESTING IN REAL ESTATE. Because of the Portfolio's policy of concentrating its of investments in securities of companies operating in the real estate industry and because a substantial portion of the Portfolio's investments may be comprised of REITs, the Portfolio is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties, defaults by borrowers or tenants, market saturation, changes in general and local economic conditions, decreases in market rates for rents and increases in competition, property taxes, capital expenditures, operating expenses or other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs are dependent upon specialized management skills and the ability to qualify for certain income tax status, and some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.



FOREIGN RISKS. Because the Portfolio may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, and forward contracts are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's management may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                INVESTOR PROFILE


In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:



- Seek to grow their capital over the long term.



- Are willing to take on the increased risks of investing in companies operating in the same industry.



- Can withstand volatility in the value of their shares of the Portfolio.



- Wish to add to their personal investment holdings a portfolio that invests primarily in companies operating in the real estate industry.

Investors should carefully consider the additional risks associated with the Portfolio's policy of concentrating its investments in securities of companies operating in the real estate industry. An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment and the Portfolio should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past four calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1995*'                                                                           8.35
'1996'                                                                           40.53
'1997'                                                                           21.47
'1998'                                                                          -11.62


       *The return for 1995 is for the period from July 3, 1995 (commencement of investment operations) to December 31, 1995.



During the four-year period shown in the bar chart, the highest quarterly return was 19.89% (for the quarter ended December 31, 1996) and the lowest quarterly return was -9.32% (for the quarter ended September 30, 1998).

                                STRATEGIC STOCK


                                   PORTFOLIO


                              RISK/RETURN SUMMARY



                              INVESTMENT OBJECTIVE


The Strategic Stock Portfolio is a mutual fund with an investment objective to seek to provide investors with an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital. There can be no assurance that the Portfolio will achieve its investment objective.



                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's management seeks to achieve the investment objective by investing in a portfolio of high dividend yielding equity securities of companies included in the Dow Jones Industrial Average (the "DJIA") or in the Morgan Stanley Capital International USA Index (the "MSCI USA Index"). The Portfolio may invest in certain derivatives, such as options and futures, which may include additional risks.



                                INVESTMENT RISKS


Because of the following risks, you could lose money on your investment in the Portfolio over the short or long term:



MARKET RISK. Market risk is the possibility that prices of a security will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. The Portfolio's investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes high dividend yielding stocks and the market value of the Portfolio's equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The ability of the Portfolio's investment holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's management may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE


In light of its objective and investment strategies, the Portfolio may be appropriate for investors who:



- Seek an above average total return through a combination of potential capital appreciation and dividend income.



- Can withstand volatility in the value of their shares in the Portfolio.



- Wish to add their personal investment holdings a portfolio that invests primarily in equity securities.



An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Portfolio over the past two calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1997*'                                                                           2.45
'1998'                                                                           16.51


       *The return for 1997 is for the period from November 3, 1997 (commencement of investment operations) to December 31, 1997.



During the two-year period shown in the bar chart, the highest quarterly return was 12.23% (for the quarter ended December 31, 1998) and the lowest quarterly return was -5.51% (for the quarter ended September 30, 1998).

                                  COMPARATIVE


                                  PERFORMANCE



This table shows how each Portfolio's performance compares with a broad-based market index (or indices) that the Portfolio's management believes are applicable benchmarks for the Portfolio. Average annual total returns, assuming payment of the maximum sales charges, are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). The Comstock Portfolio had not commenced investment operations prior to December 31, 1998 and has no information to report in this table. Remember that the past performance of a Portfolio is not indicative of its future performance.



       Average Annual
       Total Returns                           Past 10
          for the                               Years
       Periods Ended       Past      Past     or Since
     December 31, 1998    1 Year    5 Years   Inception
-----------------------------------------------------------
    Asset Allocation
    Portfolio              15.67%   15.22%     13.60%
 ...........................................................
    Standard & Poor's
    500-Stock Index             %        %          %
 ...........................................................
    Lipper Flexible
    Portfolio Fund Index        %        %          %
-----------------------------------------------------------
    Domestic Income
    Portfolio               6.34%    8.07%      7.45%
 ...........................................................
    Lehman Brothers
    Index of BBB
    Corporate Bonds             %        %          %
-----------------------------------------------------------
    Emerging Growth
    Portfolio              37.56%       --     26.31%(1)
 ...........................................................
    Russell 2000 Stock
    Index                       %        %          %
-----------------------------------------------------------
    Enterprise Portfolio   25.00%   21.95%     18.35%
 ...........................................................
    Standard & Poor's
    500-Stock Index             %        %          %
-----------------------------------------------------------
    Global Equity
    Portfolio              21.61%       --     16.30%(1)
 ...........................................................
    MSCI World Index +
    Dividends                   %        %          %
-----------------------------------------------------------

       Average Annual
       Total Returns                           Past 10
          for the                               Years
       Periods Ended       Past      Past     or Since
     December 31, 1998    1 Year    5 Years   Inception
-----------------------------------------------------------
    Government Portfolio    8.59%    6.32%      8.35%
 ...........................................................
    Lehman Brothers
    Mutual Fund
    Government/Mortgage
    Index                       %        %          %
-----------------------------------------------------------
    Growth and Income
    Portfolio              19.61%       --     21.30%(2)
 ...........................................................
    Standard & Poor's
    500-Stock Index             %        %          %
 ...........................................................
    Lipper Growth and
    Income Fund Index           %        %          %
-----------------------------------------------------------
    Money Market
    Portfolio               5.02%    4.82%      5.25%
-----------------------------------------------------------
    Morgan Stanley Real
    Estate Securities
    Portfolio             -11.62%       --     15.09%(3)
 ...........................................................
    Standard & Poor's
    500-Stock Index             %        %          %
 ...........................................................
-----------------------------------------------------------
    NAREIT Equity Index         %        %          %
-----------------------------------------------------------
    Strategic Stock
    Portfolio              16.51%       --     16.55%(4)
 ...........................................................
    Dow Jones Industrial
    Average                     %        %          %
 ...........................................................
-----------------------------------------------------------
    MSCI U.S.A. Index           %        %          %
-----------------------------------------------------------



Inception dates: (1) 7/3/95, (2) 12/23/96, (3) 7/3/95, (4) 11/3/97.

                             INVESTMENT OBJECTIVES
                                  AND POLICIES



                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in eleven separate Portfolios (the "Portfolios"), each of which is described herein and offered pursuant to this prospectus. Each Portfolio is in effect a separate mutual fund. Each Portfolio has its own assets and liabilities and its own net asset value. Shares of each Portfolio represent an interest only in that Portfolio. Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights are further described in the accompanying prospectus for the Contracts.



Each Portfolio of the Trust has a different investment objective(s) which it pursues through separate investment policies as described below. The section entitled "Investment Practices" provides further discussion of certain investment techniques, strategies or risks that are common to some or all of the Portfolios. The investment objective(s) of each Portfolio, except the Morgan Stanley Real Estate Securities Portfolio, is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). With respect to the Morgan Stanley Real Estate Securities Portfolio, the investment objectives may be changed by the Board of Trustees without shareholder approval, but no change is anticipated. If there is a change in the objectives of such Portfolio, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree and types of risks to which each Portfolio is subject. There are risks inherent in all investments in securities; accordingly there can be no assurance that any Portfolio will achieve its investment objective(s).



                           ASSET ALLOCATION PORTFOLIO


The investment objective of the Asset Allocation Portfolio is to seek a high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income, including dividends, interest and discount accruals, and capital appreciation or depreciation. There can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of equity securities, investment grade intermediate and long-term debt securities, including preferred stocks, convertible preferred stocks and convertible debt securities, and money market securities. The Portfolio's investment adviser may vary the composition of the Portfolio from time to time based upon its evaluation of economic and market trends and the anticipated relative total investment return available from a particular type of security. Accordingly, the Portfolio may, at any given time, be substantially invested in equity securities, debt securities or money market securities.

Achieving the Portfolio's investment objective depends on the investment adviser's ability to assess the effect of economic and market trends on different sectors of the market.



Common stocks are equity securities of a corporation or other entity that entitle the holder to a pro rata share of the profits of a corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock or other senior equity security. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Portfolio seeks to invest primarily in stocks of large capitalization companies with characteristics including a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management skills. The Portfolio's investment adviser believes that companies that conform most closely to these characteristics often tend to exhibit generally consistent earnings growth. The Portfolio's investments in common stocks exhibit market risk, which at times can substantially impact prices, sometimes suddenly and sharply.



The Portfolio may invest in intermediate and long-term debt securities (including preferred stock, convertible preferred stock and convertible debt securities) which are rated at the time of purchase BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investor Services, Inc. ("Moody's"), or unrated securities determined by the Portfolio's investment adviser to be of comparable quality at the time of purchase. To the extent investments are made in fixed-income securities, the Portfolio will invest primarily in such securities which are rated A or better by either rating agency. A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of debt securities generally vary inversely with changes in prevailing interest rates generally vary more for debt securities with longer maturities. The Portfolio is not limited as to the maturities of the debt securities it may purchase however the Portfolio generally invests in debt securities with intermediate or longer maturities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater price fluctuation as a result of changes in interest rates than debt securities with shorter maturities.



The Portfolio may invest in those money market securities which are described herein under the Trust's Money Market Portfolio. Money market securities generally have low market risk and credit risk but also generally have a low potential for total investment return.



The Portfolio may invest up to 25% of its total assets, based on market value at the time of each investment, in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Investment Practices -- Foreign Securities."



The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."



Other investment practices and risks of the Portfolio are described under the heading "Investment Practices".



Because of the fully managed approach of the Portfolio, portfolio turnover may be greater resulting in increased brokerage charges to the Portfolio.

                               COMSTOCK PORTFOLIO


The investment objective of the Comstock Portfolio is to seek capital growth and income through investments in equity securities, including common and preferred stocks and securities convertible into common and preferred stocks. There can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of equity securities, and principally investing in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stock and securities convertible into common and preferred stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to nonconvertible income securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities.



In selecting securities for investment, the Portfolio will focus primarily on the security's potential for capital growth and income. The Portfolio emphasizes a "value" style of investing seeking well-established, undervalued companies. The prices of value stocks are generally below average relative to the companies' earnings or book value. The Portfolio's style presents the risk that the Portfolio's holdings may or may not fluctuate in tandem with overall changes in the market. The Portfolio may invest in issuers of small, medium or large capitalization companies. The securities of small or medium sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small and medium sized companies, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities in order to provide liquidity. High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchaser agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the investment adviser to be of comparable quality. A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of such debt securities generally vary inversely with changes in prevailing interest rates.



The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Investment Practices -- Foreign Securities."



The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."



Other investment practices and risks of the Portfolio are described under the heading "Investment Practices".



                           DOMESTIC INCOME PORTFOLIO


The primary investment objective of the Domestic Income Portfolio is to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective. There can be no assurance that the Portfolio will achieve its investment objectives.



The Portfolio's investment adviser seeks to achieve these investment objectives by investing primarily in a diversified portfolio of income securities, including convertible and non-convertible debt securities and preferred stocks. The Portfolio may invest in investment grade securities and lower rated and unrated securities. Under normal market conditions, the Portfolio invests at least 80% of its total assets in income securities rated at the time of purchase B or higher by S&P or rated B or higher by Moody's or unrated securities judged by the Portfolio's investments adviser to be of comparable quality. Securities rated BB or below by S&P or Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher grade securities. See "Risks of Lower Grade Securities" below.



In general, the prices of income securities vary inversely with interest rates. If interest rates rise, income security prices generally fall; if interest rates fall, income security prices generally rise. In addition, for a given change in interest rates, longer-maturity income securities fluctuate more in price (gaining or losing more in value) than shorter-maturity income securities, and generally offer higher yields than shorter-maturity income securities, all other factors, including credit quality, being equal. This potential for a decline in prices of income securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the income securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years.

Duration is a measure of the expected life of an income security on a present value basis expressed in years that incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally an income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which impacts the "interest rate risk" or "market risk" of the security). However, "term to maturity" measures only the time until an income security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of an income security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of an income security, the shorter its duration. With respect to some securities, there are some situations where even a duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Portfolio's investment adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the investment adviser pursues seeking to maximize income and capital appreciation while striving to maintain the value of the Portfolio's capital.



The higher yields sought by the Portfolio are generally obtainable from securities rated in the lower categories by recognized rating services or unrated securities of comparable quality. These securities may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt. These securities generally are subordinated to the prior claims of banks and other senior lenders. The lower grade securities in which the Portfolio may invest are regarded as predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the securities they undertake to rate, but not the market risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields while securities of the same maturity and coupon with different ratings may have the same yield. See "Risks of Lower Grade Securities" below.



In purchasing securities for the Portfolio, the investment adviser considers, among other thing, the security's current income potential, the rating assigned to the security, the issuer's experience and managerial strength, the financial soundness of the issuer and the outlook of its industry, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Portfolio's investment adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. The investment adviser evaluates each individual income security for credit quality and value and attempts to identify higher-yielding securities of companies whose financial condition has improved since the issuance of such securities or is anticipated to improve in the future. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, achievement of the Portfolio's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher grade securities.

The income securities in which the Portfolio may invest include the following:



--STRAIGHT INCOME SECURITIES. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date, and preferred stock, which generally has a fixed or variable dividend rate (and, unlike interest on debt securities, such dividends must be declared by the issuer's board of directors before becoming payable) and may be subject to optional or mandatory redemption provisions. The particular terms of such securities vary and may include features such as call provisions and sinking funds.



--PAY-IN-KIND INCOME SECURITIES. These pay interest in additional income securities rather than in cash.



--ZERO-COUPON SECURITIES. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value. Interest is however accrued by the Portfolio each day for accounting and federal income tax purposes.



--ZERO-FIXED-COUPON SECURITIES. These are zero-coupon securities which convert on a specified date to interest-bearing income securities.



The Portfolio may invest in securities not producing immediate cash income, such as zero-coupon securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the non-cash interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders (without providing the corresponding cash flow with which to pay such distributions). The Portfolio's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Portfolio may invest in securities rated below B by both S&P and Moody's, common stocks or other equity securities and income securities on which interest or dividends are not being paid when such investments are consistent with the Portfolio's investment objectives or are acquired as part of a unit consisting of a combination of income or equity securities. The Portfolio will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks or other equity securities. Equity securities as referred to herein do not include preferred stocks (which the Portfolio considers income securities). This limitation does not require the Portfolio to sell a portfolio security because its rating has been changed.



Securities rated below B by both S&P and Moody's include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. Securities of such companies are usually available at a deep discount from the face value of the instrument. The Portfolio may invest in deep discount securities when the Portfolio's investment adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other unusual circumstances.



A security purchased at a deep discount may pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Portfolio's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.



The Portfolio may also purchase or sell U.S. government securities on a forward commitment basis. See "When Issued and Delayed Delivery" below.



Although the Portfolio invests primarily in domestic income securities, the Portfolio may invest up to 25% of its total assets based on the market value at the time of investment in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Investment Practices -- Foreign Securities."



Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."



RISKS OF LOWER GRADE SECURITIES Securities which are in the lower grade categories generally offer a higher current yield than is offered by higher grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower grade securities before investing in the Portfolio.



Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Increases in interest rates and changes in the economy may adversely affect the ability of issuers of lower grade debt securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Portfolio experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Portfolio's securities relate. Further, the Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery on such amounts.



Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Portfolio's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. However, the secondary market prices of lower grade debt securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower grade securities as compared with higher grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower grade securities in the Portfolio and thus in the net asset value of the Portfolio. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of lower grade securities.



The markets for lower grade securities may be less liquid than the markets for higher grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower grade securities in which the Portfolio may invest, trading in such securities may be relatively inactive. Prices of lower grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or lower grade securities generally could reduce market liquidity for such securities and make their sale by the Portfolio more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.



The Portfolio's investment adviser is responsible for determining the net asset value of the Portfolio, subject to the supervision of the Portfolio's Board of Trustees. During periods of reduced market liquidity and in the absence of readily available market quotations for lower grade securities held in the Portfolio's portfolio, the ability of the Portfolio's investment adviser to value the Portfolio's securities becomes more difficult and the investment adviser's use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data.



New and proposed laws may have an impact on the market for lower grade securities. The Portfolio's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower grade securities.



Special tax considerations are associated with investing in certain lower grade securities, such as zero coupon or pay-in-kind securities. The Portfolio accrues income on these securities prior to the receipt of cash payments. The Portfolio must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.



The Portfolio will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Portfolio's investment adviser may consider the credit ratings of S&P and Moody's in evaluating securities although such investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. The Portfolio's investment adviser continuously monitors the issuers of securities held in the Portfolio. Because of the number of investment considerations involved in investing in lower grade securities, achievement of the Portfolio's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher grade securities.

The table below sets forth the percentages of the Portfolio's assets invested during the fiscal year ended December 31, 1998 in the various S&P's and Moody's rating categories and in unrated securities determined by the Portfolio's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Portfolio during the 1998 fiscal year computed on a monthly basis.



                                  Period Ended December 31, 1998
                                                  Unrated Securities of
                             Rated Securities      Comparable Quality
                            (As a Percentage of    (As a Percentage of
       Rating Category       Portfolio Value)       Portfolio Value)
---------------------------------------------------------------------------
    AAA/Aaa                            %                      %
 ...........................................................................
    AA/Aa                              %                      %
 ...........................................................................
    A/A                                %                      %
 ...........................................................................
    BBB/Baa                            %                      %
 ...........................................................................
    BB/Ba                              %                      %
 ...........................................................................
    B/B                                %                      %
 ...........................................................................
    CCC/Ccc                            %                      %
 ...........................................................................
    CC/Ca                              %                      %
 ...........................................................................
    C/C                                %                      %
 ...........................................................................
    D                                  %                      %
 ...........................................................................
    Percentage of Rated
    and Unrated Securities             %                      %
 ...........................................................................



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell U.S. government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Portfolio custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.



                           EMERGING GROWTH PORTFOLIO


The investment objective of the Emerging Growth Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Portfolio's investment adviser to be emerging growth companies. Any ordinary income received from portfolio securities is entirely incidental. There can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization or annual sales), both domestic and foreign, in the early stages of their life cycles that the Portfolio's investment adviser believes have the potential to become major enterprises. This policy is a fundamental policy of the Portfolio and like the Portfolio's investment objective may not be changed without shareholder approval. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.



The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in securities involving special situations, such as new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.



The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.



Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Portfolio invests principally in common stocks, the Portfolio may invest to a limited extent in other securities such as preferred stocks, convertible securities and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.



The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Investment Practices -- Foreign Securities."

The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and related options. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."



Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."



                              ENTERPRISE PORTFOLIO


The investment objective of the Enterprise Portfolio is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective.



The Portfolio's investment adviser seeks to achieve the investment objective by investing primarily in common stocks which it believes have above average potential for capital appreciation. The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its investment objective.



Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stocks and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional mandatory redemption provisions. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specific formula.



In selecting securities for investment, the Portfolio will generally focus on common stocks of "growth" companies, including companies with new products, services or processes. The investment adviser seeks such securities which it believes offer a combination of strong business fundamentals at an attractive price. Growth companies generally include those companies with established records of growth in sales or earnings that the Portfolio's investment adviser believes are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments in "growth" stocks will vary and may at times be lower or higher than that of other types of funds. The Portfolio may invest in companies generating or applying new technologies, new or improved distribution techniques or new services, which companies may benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, such companies have prospects that the Portfolio's investment adviser believes are favorable for above average capital appreciation. The Portfolio also may focus its investments on stocks of companies in cyclical industries during periods when their securities appear attractive for capital appreciation.



The companies in which the Portfolio invests may be in any market capitalization range, provided the Portfolio's investment adviser believes the investment is consistent with the Portfolio's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small and medium sized companies, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.



The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and in investment grade corporate debt securities in order to provide liquidity. Investment grade short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or Baa or higher by Moody's Investor Services, Inc. ("Moody's"). A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of such debt securities generally vary inversely with changes in prevailing interest rates.



The Portfolio may invest up to 10% of its total assets, based on market value at the time of each investment, in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Investment Practices -- Foreign Securities."



The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."



Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."



                            GLOBAL EQUITY PORTFOLIO


The investment objective of the Global Equity Portfolio is to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio's investment adviser seeks to achieve the investment objective by investing in an internationally diversified portfolio of equity securities, including common stocks, preferred stocks and warrants or options to acquire such securities. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers of at least three countries (including the United States.)



The Portfolio's investment adviser, subject to the direction of the Portfolio's Board of Trustees, provides the Portfolio with an overall investment program consistent with the Portfolio's objective and policies. The Portfolio's investments may be shifted among the world's various capital markets, including developed and undeveloped countries, and among different types of securities in accordance with the investment adviser's ongoing analysis of economic or market trends and developments affecting such markets and securities.



In selecting investments for the Portfolio, the Portfolio's investment adviser utilizes a "top-down" approach that emphasizes country selection and weighting rather than individual security selection. This approach reflects the investment adviser's philosophy for this Portfolio that a broad selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country is an effective way to maximize the return and minimize the risk associated with global investment.



The Portfolio's investment adviser determines country allocations for the Portfolio on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Portfolio will invest in the United States and other industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index. In addition, the Portfolio may invest a portion of its assets in securities of certain developing or emerging markets countries.



By analyzing a variety of macroeconomic and political factors, the Portfolio's investment adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the investment adviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the investment adviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the investment adviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. dollars. The final country allocation decision is then reached by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.



Within a particular country, investments are made through the purchase of equity securities which, in the aggregate, replicate a broad market index for that country, which in most cases will be the Morgan Stanley Capital International Index ("MSCI Index") for the particular country. The MSCI Indices measure the performance of stock markets worldwide and are based on the share prices of companies listed on the local stock exchange of the specified country or countries within a specified region. The combined market capitalization of companies in these indices represent approximately 60% of the aggregate market value of the covered stock exchanges. Companies included in the MSCI Index for a country replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the country's local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Portfolio's investment adviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Portfolio.

The Portfolio may invest in equity securities including common stocks, preferred stocks and warrants or options to acquire such securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



The Portfolio may invest in issuers of small, medium or large capitalization companies. The securities of small or medium sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small and medium sized companies, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies.



The Portfolio may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by foreign corporations. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligations to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.



The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts. See "Investment Practices--Using Options, Futures Contracts and Options in Futures Contracts".



The Portfolio generally holds a portion of its assets in short-term debt securities and in investment grade corporate debt securities in order to provide liquidity. Short-term debt securities include securities issued or guaranteed by the U.S. government or foreign governments, their agencies or instrumentalities, prime commercial paper, bankers' acceptances, certificates of deposit, and other obligations of banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities, whether domestic or foreign, include securities rated BBB or better by Standard & Poor's ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the Portfolio's investment adviser to for comparable quality.



Other investment practices and risks of the Portfolio are described under the heading "Investment Practices".

RISK FACTORS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS. An investment in the Portfolio involves risks similar to those of investing in foreign common stocks generally. The Portfolio invests in securities denominated in U.S. dollars and in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political or economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs, and possible difficulty in enforcing contractual obligations or taking judicial action.



In addition, there often is less publicly available information about many foreign issuers and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, reporting and disclosure requirements than domestic issuers. Such securities may be less liquid and may be subject to greater fluctuations in price than the securities of domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement or custodial costs. The risks of foreign investments should be considered carefully by an investor in the Fund.



Since the Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of securities in the Portfolio and the income or dividends and appreciation or depreciation of Portfolio investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. The Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio does not purchase and sell foreign currencies as an investment.



The Portfolio also may enter into contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Portfolio may attempt to hedge against changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Portfolio purchases a foreign security traded in the hedged currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.



The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.



                              GOVERNMENT PORTFOLIO



The investment objective of the Government Portfolio is to seek to provide investors with high current return consistent with preservation of capital. There can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in certain government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. While securities purchased for the Portfolio's investments may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. For more information on the Portfolio's investments, see "U.S. Government Securities" and "Other Government Related Securities" below.



The prices of debt securities generally vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, being equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.



The Portfolio may purchase debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.



In order to hedge against changes in interest rates, the Portfolio may purchase or sell options and engage in transactions involving futures contracts and options on such contracts. By using such strategies, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such securities may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such securities. See "Interest Rate Transactions" and "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."



Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."



The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes." In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.



U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the U.S.; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.



Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this prospectus calls "mortgage-related securities." Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the U.S. Although the Secretary of the Treasury of the U.S. has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.



Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.



Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. Real estate mortgage investment conduits ("REMICs") are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). U.S. government securities may include CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government.

OTHER GOVERNMENT RELATED SECURITIES. The Portfolio may invest up to 20% of its assets in other government related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government, privately issued certificates representing stripped U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities.



The Portfolio may invest in private mortgage-related securities ("Private Pass-Throughs") as opposed to mortgage-related securities issued or guaranteed by GNMA, FNMA, and FHLMC only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency ("NRSRO") or in any unrated debt security considered by the Portfolio's investment adviser to be of comparable quality. CMOs and REMICs issued by private entities and not directly guaranteed by any government agency or instrumentality are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities. The Portfolio intends to invest in privately issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a NRSRO. A more complete description of security ratings, is contained in the appendix to this prospectus.



The Portfolio may invest in the principal only or interest only components of U.S. government securities. In the last few years agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Fund to be U.S. government securities. The principal only securities are not entitled to any periodic payments of interest prior to maturity. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a principal only security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio received no interest payment in cash on the security during the year. In order to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases may be disadvantageous to the Fund.



Stripped mortgage-related securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of principal only securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. In order to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases may be disadvantageous to the Portfolio. Such securities may involve greater risk than securities issued directly by the U.S. government, its agencies or its instrumentalities.



Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio's Board of Trustees will establish guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.



INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps, caps, floors and collars will be treated as illiquid securities for the purposes of the Portfolio's investment restriction limiting investment in illiquid securities. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs. A more complete discussion of interest rate transactions and their risks is contained in the Statement of Additional Information.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the

Portfolio custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.



                          GROWTH AND INCOME PORTFOLIO


The investment objective of the Growth and Income Portfolio is to seek long-term growth of capital and income. There can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing primarily in a portfolio of income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Services, Inc. ("Moody's"). A more complete description of security ratings is contained in the appendix to this prospectus.



Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to nonconvertible income securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. The prices of income securities tend to fall as interest rates rise and such declines may be greater among securities with longer maturities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible bonds and preferred stocks generally do not participate in any dividend increases or decreases of the underlying common stocks although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying common stock.



While the Portfolio invests primarily in income-producing equity securities, the Portfolio may invest in non-convertible adjustable or fixed rate preferred stock and debt securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The Portfolio may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such fluctuations generally are larger among securities with longer durations.



In selecting common stocks for investment, the Portfolio will focus primarily on the security's potential for capital growth and income. The Portfolio investment adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The Portfolio may invest in issuers of small, medium or large capitalization companies. The securities of small or medium sized companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Thus, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger, more established capitalization companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.



The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. See "Investment Practices -- Foreign Securities."



The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."



Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."



                             MONEY MARKET PORTFOLIO


The investment objective of the Money Market Portfolio is to seek protection of capital and high current income through investments in money market instruments. There can be no assurance that the Portfolio will achieve its investment objective.



The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year with a dollar-weighted average maturity of 90 days or less. The Portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.



The investment policies, the percentage limitations, and the kinds of securities in which the Portfolio can invest may be changed by the Portfolio's Board of Trustees, unless expressly governed by those limitations stated under "Investment Restrictions" in the Statement of Additional Information which can be changed only by action of the shareholders of the Portfolio. It is not the intention of the Portfolio's Trustees, however, to change these policies without prior notice to shareholders.

There are risks inherent in all investments in securities, accordingly there can be no assurance that the Portfolio will achieve its investment objective or that the Portfolio will be able at all times to preserve the value of your investment at $1.00 per share. In addition, the daily dividend rate paid by the Portfolio may be expected to fluctuate. The Portfolio uses the amortized cost method for valuing portfolio securities purchased at a discount. The Fund may invest in money market instruments of the following types, all of which will be U.S. dollar obligations:



OBLIGATIONS OF THE U.S. GOVERNMENT, ITS AGENCIES OR ITS INSTRUMENTALITIES. The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government, (c) discretionary authority of the U.S. government to purchase obligations of its agencies or instrumentalities or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.



BANK OBLIGATIONS. The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.



COMMERCIAL PAPER. The Portfolio may invest in short-term commercial paper obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization) or (b) if unrated, are of comparable quality as determined in accordance with procedures established by the Portfolio's Board of Trustees. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category. A more complete description of security ratings is in the appendix to this prospectus.



REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with banks and broker-dealers which involve certain risks in the event of a default by the other party. See "Investment Practices -- Repurchase Agreements" below and in the Statement of Additional Information.



Other investment practices and risks of the Portfolio are described under the heading "Investment Practices".



                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO



The primary investment objective of the Morgan Stanley Real Estate Securities Portfolio is to seek long-term growth of capital. Current income is a secondary investment objective. There can be no assurance that the Portfolio will achieve its investment objectives.



The Portfolio's investment adviser seeks to achieve the investment objectives by investing primarily in a diversified portfolio of securities of companies operating in the real estate industry, primarily equity securities of REITs. A company operating in the real estate industry is one that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies include, among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber products and hotel and entertainment companies. Because of the Portfolio's policy of concentrating its investments in real estate securities, the Portfolio may be more susceptible to economic, political or regulatory occurrences affecting the real estate industry than a portfolio without such a policy.



Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of companies operating in the real estate industry, primarily equity securities of REITs. Besides equity securities of REITs, the Portfolio invests in equity securities, including common stocks and convertible securities, or non-convertible preferred stocks and debt securities of real estate industry companies. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as equity REITs, mortgage REITs or a combination of both. Equity REITs, which invest the majority of their assets directly in real property, derive their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgagees, derive their income primarily from interest payments. REITs are not taxed on income distributed to shareholders provided such REITs comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").



Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of a corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock or other senior equity security. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to nonconvertible income securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities.



Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by an issuer's board of directors. Preferred stock may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

Debt securities of a corporation or other entity generally entitle the holder to receive interest, at a fixed, variable or floating interest rate, during the term of the security and repayment of principal at maturity or redemption. The Portfolio invests in debt securities rated at the time of investment BBB or higher by S&P or rated Baa or higher by Moody's or comparably rated by another NRSRO or unrated securities considered by the Portfolio's investment adviser to be of comparable quality. Credit quality at the time of purchase determines which securities may be acquired, and a subsequent reduction in ratings does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are considered to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality.



Under normal market conditions, the Portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry.



The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which also may be in the real estate industry. See "Investment Practices -- Foreign Securities."



The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."



Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."



RISK FACTORS OF INVESTING IN REAL ESTATE SECURITIES. Although the Portfolio does not invest directly in real estate, an investment in the Portfolio generally will be subject to the risks associated with real estate because of its policy of concentrating in the securities of companies operating in the real estate industry. These risks include, among others: declines in the value of real estate; defaults by borrowers or tenants; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes, capital expenditures or and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and changes in interest rates. The value of securities of companies which service the real estate industry also will be affected by such risks. If the Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.



Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

In addition, the Portfolio indirectly will bear its proportionate share of any expenses paid by the REITs in which it invests.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase and sell debt securities on a "when-issued" or "delayed delivery" basis whereby the Portfolio buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Portfolio enters into the commitment. No income accrues to the Portfolio on securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Portfolio is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. The Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities prior to settlement date if it is deemed advisable. No specific limitation exists as to the percentage of the Portfolio's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



                           STRATEGIC STOCK PORTFOLIO



The investment objective of the Strategic Stock Portfolio is to seek to provide investors with an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital. There can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of high dividend yielding equity securities of companies included in the DJIA or in the MSCI USA Index. The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The MSCI USA Index consists of approximately 370 large domestic companies in the United States and has existed since January 1, 1970.



In selecting securities for the Portfolio, the Adviser intends to follow the following policies (the "Strategic Selection Policies"):



The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI USA Index are reviewed by the Portfolio's investment adviser. Securities of companies in the financial or utility sectors and of companies having securities included in the DJIA are excluded. The remaining pool of MSCI USA Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Portfolio's investment adviser also excludes MSCI USA Index securities that are in the bottom 25% of all MSCI USA Index securities measured in terms of total annual trading volume. MSCI USA Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI USA Index securities are identified for investment. In the event that this process results in less than 10 remaining MSCI USA Index securities, those companies with the most favorable one- and three-year sales and earnings performance and two-year dividend performance as determined by the Portfolio's investment adviser are added back until the number of MSCI USA Index securities equals 10. Dividend yield for purposes of applying the foregoing investment policies is calculated for each security by annualizing the last quarterly or semi-annual ordinary dividend declared on the security and dividing the result by the security's closing sale price on the applicable date. This yield is historical and there can be no assurance that any dividends will be declared or paid in the future.



At the commencement of the Portfolio's investment operations, the 20 securities so identified at that time represented the Portfolio's initial investments. The Portfolio's investment adviser periodically employs the same Strategic Selection Policies to identify a new list of 20 strategic securities and reviews and adjusts a portion or all of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 strategic securities. For a more detailed discussion of the Portfolio's investment policies, including the frequency of security re-evaluations and the portion of the Portfolio's assets that the Portfolio's investment adviser presently expects to re-evaluate at the end of each period, see the Statement of Additional Information.



The Portfolio's investment adviser generally seeks to allocate cash available for investment due to the sale of new shares of the Portfolio and the receipt of dividends and interest income from Portfolio investments approximately proportionately among its current list of strategic securities in the Portfolio. To the extent that the Portfolio is required to dispose of securities in order to satisfy redemption requests, make distributions, pay expenses or otherwise raise cash for operational purposes, the Portfolio's investment adviser generally intends to sell approximately proportionate amounts of securities from all securities in the Portfolio.



Application of the foregoing Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or in order to comply with requirements of the 1940 Act. The Portfolio is subject to investment diversification requirements that generally provide that the Portfolio may not, with respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Further, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of issuers in any particular industry. The Portfolio's satisfaction of these requirements will take precedent over the Strategic Selection Policies. In addition, the Portfolio's investment adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. In selecting securities for investment or disposition at times that the Portfolio's investment policies and restrictions do not permit full implementation of the Strategic Selection Policies, the Portfolio's investment adviser will have sole discretion to select securities for purchase or sale and generally will make such selections in a manner that is consistent with the Portfolio's investment objective and in a manner that it believes is consistent with the investment rationale that is the basis for the Strategic Selection Policies.



The Portfolio will continue to hold securities, even though such securities may not be included in the most recent list of strategic securities determined for the review and adjustment of a portion of the Portfolio's assets. In addition, although each new list of strategic securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Portfolio's investment adviser expects that the number of securities held by the Portfolio may over time increase and that the Portfolio may at times hold forty or more different securities.



The Portfolio may invest up to 5% of its total assets in options on equity securities indices, futures contracts on such indices and options on such futures contracts for both hedging purposes and in an attempt to enhance gain. The Portfolio also may invest up to 5% of its total assets in securities of other registered investment companies that seek to provide investment results that generally correspond to the performance of securities included in one or more broad market indices. Investment in securities of other investment companies will subject the Portfolio to additional and potentially duplicative costs and expenses, including investment management fees charged by such registered investment companies. Pending investment and for temporary defensive purposes the Portfolio may invest without limit in short-term, high quality fixed income securities and in money-market instruments.



The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Portfolio a license to use the DJIA. Dow Jones & Company, Inc. has not participated in any way in the creation of the Portfolio or in the selection of the stocks included in such Portfolio and has not approved any information herein relating thereto. Shares of the Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA, and it is expected that their prices will not parallel or correlate with such movements.



The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in investment portfolios generally or in the Portfolio particularly or the ability of the MSCI USA Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI USA Index which is determined, composed and calculated by Morgan Stanley without regard to this Portfolio. Morgan Stanley has no obligation to take the needs of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI USA Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.



ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RISK FACTORS. There is no guarantee that the investment objective of the Portfolio will be achieved because it is subject to the continuing ability of the respective issuers of equities in which the Portfolio invests to declare and pay dividends and because the market value of such equities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. There can be no assurance that the value of the underlying securities will increase or that the issuers of the securities will pay dividends on outstanding securities. The declaration of dividends by any issuer depends upon several factors including the financial condition of the issuer and general economic conditions. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield of certain securities that the Portfolio will acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Portfolio's investment adviser generally will not take these considerations into account in implementing the Strategic Selection Policies and, accordingly, the Portfolio may at times acquire securities of companies that the market and the Portfolio's investment adviser believe are more susceptible to financial difficulty and corresponding adverse market performance than are other companies with securities included in the DJIA or in the MSCI USA Index.



In addition, investors should be aware that the Portfolio is not "actively managed." Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or re-evaluate its investments except as periodically determined by the Portfolio's investment adviser. In addition, only a portion of the Portfolio's assets may be reviewed and adjusted for any given period. As a result, although the Portfolio may (but need not) dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security having declined to such an extent or other factors existing so that in the opinion of the Portfolio's investment adviser the retention of such security would be detrimental to the Portfolio, the adverse financial condition of a company will not result in its elimination from the Portfolio prior to scheduled review and adjustment except under extraordinary circumstances. Similarly, securities held in the Portfolio ordinarily will not be sold by the Portfolio for the purpose of taking advantage of market fluctuations or changes in anticipated rates of appreciation.



The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."



Other investment practices and risks of the Portfolio are described under the heading "Investment Practices".



                              INVESTMENT PRACTICES



                             REPURCHASE AGREEMENTS


Each Portfolio may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. Each Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, would exceed the Portfolio's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.



For the purpose of investing in repurchase agreements, a Portfolio's investment adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the investment adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The investment adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. A Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. A Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.



                               FOREIGN SECURITIES


The Portfolios listed below may invest in securities issued by foreign issuers up to the following limits:



    Asset Allocation Portfolio       Up to 25% of total assets
 ...................................................................
    Comstock Portfolio               Up to 15% of total assets
 ...................................................................
    Domestic Income Portfolio        Up to 25% of total assets
 ...................................................................
    Emerging Growth Portfolio        Up to 20% of total assets
 ...................................................................
    Enterprise Portfolio             Up to 10% of total assets
 ...................................................................
    Global Equity Portfolio          Up to 100% of total assets
 ...................................................................
    Growth and Income Portfolio      Up to 15% of total assets
 ...................................................................
    Morgan Stanley Real Estate
    Securities Portfolio             Up to 25% of total assets
 ...................................................................

Such foreign securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political or economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs and possible difficulty in enforcing contractual obligations or taking judicial action. In addition, there often is less publicly available information about many foreign issuers and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting reporting and disclosure requirements than domestic issuers. Such securities may be less liquid than the securities of domestic issuers. Such securities may be subject to greater fluctuations in price than securities of domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., a Portfolio may experience settlement difficulties or delays not usually encountered in the U.S. In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement or custodial costs. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.



                         FOREIGN CURRENCY TRANSACTIONS



A Portfolio's securities that are denominated or quoted in currencies other than the U.S. dollar will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affects the value of the securities in the Portfolio and the income or dividends and appreciation or depreciation of its investments. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolios do not purchase and sell foreign currencies as an investment.



A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.



A Portfolio may attempt to hedge against changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before a Portfolio purchases a foreign security traded in the hedged currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. A Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.



The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.



                              ILLIQUID SECURITIES


The Portfolios listed below may invest in illiquid securities up to the following limits:



    Asset Allocation Portfolio        Up to 5% of net assets
 .................................................................
    Comstock Portfolio                Up to 5% of net assets
 .................................................................
    Domestic Income Portfolio         Up to 5% of net assets
 .................................................................
    Emerging Growth Portfolio         Up to 15% of net assets
 .................................................................
    Enterprise Portfolio              Up to 5% of net assets
 .................................................................
    Global Equity Portfolio           Up to 15% of net assets
 .................................................................
    Government Portfolio              Up to 5% of net assets
 .................................................................
    Growth and Income Portfolio       Up to 15% of net assets
 .................................................................
    Money Market Portfolio            Up to 5% of net assets
 .................................................................
    Morgan Stanley Real Estate
    Securities Portfolio              Up to 15% of net assets
 .................................................................
    Strategic Stock Portfolio         Up to 15% of net assets
 .................................................................



Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


The Asset Allocation Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Global Equity Portfolio, the Government Portfolio, the Growth and Income Portfolio, the Morgan Stanley Real Estate Securities Portfolio and the Strategic Stock Portfolio expect to utilize options, futures contracts or options on futures contracts in several different ways, depending upon the status of a Portfolio's portfolio securities and the investment adviser's expectations concerning the securities or currency markets. See the Statement of Additional Information for a discussion of options, futures contracts and options on futures contracts.



In times of stable or rising stock prices, the Portfolios generally seeks to be fully invested. Even when the Portfolios are fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolios may also have cash on hand that has not yet been invested. The portion of the Portfolios' assets that is invested in cash or cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Portfolios may underperform the market in proportion to the amount of cash or cash equivalents in its Portfolio. By purchasing stock index futures contracts, however, the Portfolios can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in equity securities.



If the Portfolios' investment adviser forecasts a market decline, the Portfolios may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolios' investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolios could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolios can engage in options (or stock index options or stock index futures options) to manage the Portfolios' risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolios' investment portfolio. If the market remains stable or advances, the Portfolios can refrain from exercising the put and the Portfolios will participate in the advance, having incurred only the premium cost for the put.



The Portfolios are authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolios may engage in foreign currency futures and options. The Portfolios may use currency options to increase its gross income or to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolios' position, the Portfolios may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the

Portfolios invest are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Portfolios' investments in options on foreign currencies.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolios' expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.



                                  SHORT SALES



The Global Equity Portfolio may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Global Equity Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Global Equity Portfolio does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Global Equity Portfolio is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Global Equity Portfolio may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales. To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Global Equity Portfolio may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Global Equity Portfolio, because it may want to continue to receive interest and dividend payments on its investments that are convertible into the securities sold short.



                  OTHER INVESTMENT PRACTICES AND RISK FACTORS



Although the Portfolios do not intend to engage in substantial short-term trading, each may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's management believes the securities potential for income or capital appreciation has lessened or otherwise. Each Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for each Portfolio may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Portfolio's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Portfolio had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



When market conditions dictate a more "defensive" investment strategy, each Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Except with respect to the Money Market Portfolio, the effect of taking such a defensive position may be that such Portfolio does not achieve its investment objective.



Further information about these types of investments and other investment practices that may be used by the Portfolios is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



                                YEAR 2000 RISKS



Like other mutual funds, financial and business organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by the Portfolios' investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Portfolios' investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Portfolios' other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Portfolios. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Portfolios may invest which, in turn, may adversely affect the net asset values of the Portfolios. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolios' investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.



                              INVESTMENT ADVISORY


                                    SERVICES



                             THE INVESTMENT ADVISER



Van Kampen Asset Management Inc. is the investment adviser for each of the Portfolios (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Portfolios (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

As of April    , 1999, the Distributor owned beneficially and of record
approximately       % and       % of the outstanding shares of the Comstock
Portfolio and the Global Equity Portfolio, respectively, and therefore, may be deemed to control these Portfolios.



                           THE INVESTMENT SUBADVISER



Morgan Stanley Dean Witter Investment Management Inc. is the subadviser (the "Subadviser") for the Global Equity Portfolio and the Morgan Stanley Real Estate Securities Portfolio. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., and is an affiliate of the Adviser. The Subadviser's address is 1221 Avenue of the Americas, New York, New York 10020.



                              ADVISORY AGREEMENTS



Each Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement (the "Combined Advisory Agreement") between the Adviser and the Trust, on behalf of the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (the "Combined Portfolios") and under six additional advisory agreements between the Adviser and the Trust on behalf of each remaining Portfolio, the Trust pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolios as follows:



--------------------------------------------------------------------

Asset Allocation, Domestic Income, Enterprise, Government
and Money Market Portfolios (based upon their combined
average daily net assets)
     First $500 million.....................................   0.50%
     Next $500 million......................................   0.45%
     Over $1 billion........................................   0.40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets.)
Comstock Portfolio and Growth and Income Portfolio (based
  upon each Portfolio's average daily net assets)
     First $500 million.....................................   0.60%
     Over $500 million......................................   0.55%
Emerging Growth Portfolio...................................   0.70%
Global Equity Portfolio.....................................   1.00%
Morgan Stanley Real Estate Securities Portfolio.............   1.00%
Strategic Stock Portfolio
     First $500 million.....................................   0.50%
     Over $500 million......................................   0.45%



In relation to Global Equity Portfolio and Morgan Stanley Real Estate Securities Portfolio, the Adviser has entered into subadvisory agreements (the "Subadvisory Agreements") with the Subadviser to assist the

Adviser in performing its investment advisory functions. Under the Subadvisory Agreements, the Subadviser receives on an annual basis 50% of the advisory fees received by the Adviser with respect to such Portfolios.



The Combined Advisory Agreement provides that if the ordinary business expenses of each Combined Portfolio exceed a specified level, the Adviser will waive certain fees and/or reimburse the Portfolio for certain expenses. For a more detailed explanation of the Combined Advisory Agreement, see the Statement of Additional Information.



The Adviser has voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:



--------------------------------------------------------------------

Asset Allocation, Domestic Income, Enterprise, Government
and Money Market Portfolios.................................   0.60%
Comstock Portfolio..........................................       *
Emerging Growth Portfolio...................................   0.85%
Global Equity Portfolio.....................................   1.20%
Growth and Income Portfolio.................................   0.75%
Morgan Stanley Real Estate Securities Portfolio.............   1.10%
Strategic Stock Portfolio...................................   0.65%



Applying these schedules, the Trust paid the Adviser on behalf of the Portfolios an advisory fee after fee waivers at the effective rate of the Portfolios' average daily net assets for the Trust's fiscal year ended December 31, 1998 as follows:



--------------------------------------------------------------------

Asset Allocation Portfolio..................................   0.38%
Comstock Portfolio..........................................       *
Domestic Income Portfolio...................................   0.01%
Emerging Growth Portfolio...................................   0.32%
Enterprise Portfolio........................................   0.46%
Global Equity Portfolio.....................................   0.00%
Government Portfolio........................................   0.37%
Growth and Income Portfolio.................................   0.26%
Money Market Portfolio......................................   0.11%
Morgan Stanley Real Estate Securities Portfolio.............   0.00%
Strategic Stock Portfolio...................................   0.00%


           -------------------------------------

           * As of December 31, 1998, the Comstock Profile had not commenced investment operations and, accordingly, had no assets nor paid advisory fees from which an effective rate could be derived.

The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").



                          PERSONAL INVESTMENT POLICIES



The Trust, the Adviser and the Subadviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust, the Adviser and the Subadviser and their employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



                              PORTFOLIO MANAGEMENT



The Portfolios have different portfolio managers. Except as described below for the Global Equity Portfolio and the Morgan Stanley Real Estate Securities Portfolio, each portfolio manager is an employee of the Adviser.



John Cunniff is responsible for allocating the Asset Allocation Portfolio's assets between the equity and fixed-income categories in which the Asset Allocation Portfolio invests. The Asset Allocation Portfolio's equity investments are managed by a management team headed by B. Robert Baker. Mr. Baker has been primarily responsible for managing the Asset Allocation Portfolio's equity investments. Jason Leder and Edie Terreson are responsible as co-managers for the day-to-day management of the Asset Allocation Portfolio's equity investments. Walter W. Stabell, III manages the Asset Allocation Portfolio's fixed income investments. Mr. Cunniff has managed the Asset Allocation Portfolio's investment portfolio since March 1996, Mr. Baker has managed the Asset Allocation Portfolio's investment portfolio since May 1994 and Mr. Stabell has managed the Asset Allocation Portfolio's investment portfolio since May 1998. Mr. Cunniff has been Vice President, Director of Equity Research with the Adviser since October 1995. Prior to that he was a portfolio manager with Templeton Quantitative Advisors, a subsidiary of the Franklin Group. Mr. Baker has been Vice President and Portfolio Manager of the Adviser since June 1995. Prior to that he was Associate Portfolio Manager of the investment Adviser. Mr. Leder has been Assistant Vice President of the Adviser since October 1996. Prior to that he was Associate Portfolio Manager of the Adviser. Prior to February 1995, he was a Securities Analyst with Salomon Brothers, Inc. Prior to August 1992, he was a Securities Analyst with Fidelity Management and Research. Ms. Terreson has been Assistant Vice President of the Adviser since December 1997. Prior to that she was Associate Portfolio Manager of the Adviser. Prior to March 1997, she was a Securities Analyst and Associate Portfolio Manager with Delaware Investment Advisers. Prior to May 1996, she was a Securities Analyst and Associate Portfolio Manager with J.W. Seligman & Co. Mr. Stabell is currently Vice President and Portfolio Manager of the Adviser. From December 1986 to August 1989, Mr. Stabell was a Senior Securities Analyst of the Adviser.



The Comstock Portfolio is managed by a management team headed by B. Robert Baker. Mr. Baker is primarily responsible for managing the Comstock Portfolio's investment portfolio. Mr. Baker has been Vice President and Portfolio Manager of the Adviser and Advisory Corp. since June 1995. Prior to that time, Mr. Baker was Associate Portfolio Manager of the Adviser. Jason Leder and Edie Terreson are responsible as co-managers for the day-to-day management of the Comstock Portfolio's investment portfolio. Mr. Leder has been Assistant Vice President of the Adviser and Advisory Corp. since October 1996. Prior to that time, Mr. Leder was Associate Portfolio Manager of the Adviser. Prior to February 1995, Mr. Leder was a Securities Analyst with Salomon Brothers, Inc. Prior to August 1992,

Mr. Leder was a Securities Analyst with Fidelity Management and Research. Ms. Terreson has been Assistant Vice President of the Adviser and Advisory Corp. since December 1997. Prior to that time, Ms. Terreson was Associate Portfolio Manager of the Adviser. Prior to March 1997, Ms. Terreson was a Securities Analyst and Associate Portfolio Manager with Delaware Investment Advisers. Prior to May 1996, Ms. Terreson was a Securities Analyst and Associate Portfolio Manager with J.W. Seligman & Co.



Walter W. Stabell, III is primarily responsible for the day-to-day management of the Domestic Income Portfolio's investment portfolio. Mr. Stabell is a Vice President and Portfolio Manager of the Adviser. From December 1986 to August 1989, Mr. Stabell was a Senior Securities Analyst of the Adviser. Mr. Stabell has been primarily responsible for managing the Domestic Income Portfolio's investment portfolio since June, 1990.



The Emerging Growth Portfolio is managed by a management team headed by Gary M. Lewis. Mr. Lewis has been primarily responsible for managing the Emerging Growth Portfolio's investment portfolio since its inception. Mr. Lewis has been Senior Vice President and Portfolio Manager of the Adviser since October 1995. Prior to that Mr. Lewis was Vice President and Portfolio Manager of the Adviser. Dudley Brickhouse, David Walker and Janet Willis are responsible as co-managers for the day-to-day management of the Emerging Growth Portfolio's investment portfolio. Mr. Brickhouse has been an Associate Portfolio Manager of the Adviser since September 1997. Prior to that Mr. Brickhouse was with NationsBank Investment Management. Mr. Walker has been an Assistant Vice President of the Adviser since June 1995. Prior to that Mr. Walker was a Quantitative Analyst of the Adviser. Ms. Willis has been an Assistant Vice President of the Adviser since December 1997. Prior to that Ms. Willis was Associate Portfolio Manager of the Adviser. Prior to July 1995, Ms. Willis was with AIM Capital Management, Inc.



The Enterprise Portfolio is managed by a management team headed by Jeff New. Mr. New has been affiliated with the Portfolio since 1991, has assisted in co-managing the Enterprise Portfolio's investment portfolio since July 1994 and has been the Senior Portfolio Manager of the Enterprise Portfolio's investment portfolio since December 1994. Mr. New has been Senior Vice President and Senior Portfolio Manager of the Adviser since December 1997. Prior to December 1997, Mr. New was Vice President and Portfolio Manager of the Adviser. Prior to December 1994, he was Associate Portfolio Manager of the Adviser. He joined the Adviser in 1990. Michael Davis and Mary Jayne Maly are the portfolio managers responsible for the day-to-day management of the Enterprise Portfolio's investment portfolio. Mr. Davis has been Vice President and Portfolio Manager of the Adviser since March 1998. Prior to March 1998 he was the owner of Davis Equity Research, a stock research company. Mr. Davishas been an investment professional since 1983. Ms. Maly has been Vice President and Portfolio Manager of the Adviser since July 1998. From July 1997 to June 1998, she was a Vice President at the Subadviser and assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen Real Estate Securities Fund. Prior to July 1997, she was a Vice President and Portfolio Manager of the Adviser. Prior to November 1992, she was a Vice President and Senior Equity Analyst at Texas Commerce Investment Management Company.



Effective April 1, 1997, Barton M. Biggs, Madhav Dhar, Francine J. Bovich and Ann D. Thivierge assumed the primary responsibility for the day-to-day management of the Global Equity Portfolio. Since 1980, Mr. Biggs has been Chairman and a director of the Subadviser, and a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated since 1975. Mr. Biggs is a director of Morgan Stanley Group, Inc. and a director and chairman of other investment companies of the Subadviser. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Mr. Dhar is Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated. He has been with the Subadviser since 1984. Mr. Dhar is a co-head of the Subadviser's emerging markets group, and has been involved in the launching of the Subadviser's country funds. Mr. Dhar holds a B.S. from St. Stephens College in Delhi University (India) and an M.B.A. from Carnegie-Mellon University. Ms. Bovich has been with the Subadviser since 1993. She is responsible for portfolio management and communication of the Subadviser's asset allocation strategy to institutional investor clients. Prior to 1993, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. Prior to that, Ms. Bovich was a Managing Director of Citicorp Investment Management, Inc. where she was responsible for the Institutional Investment Management group. Ms. Bovich holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Thivierge is a Principal of the Subadviser. She is a member of the Subadviser's asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Ms. Thivierge has been with the Subadviser since 1986. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.



John R. Reynoldson is primarily responsible for the day-to-day management of the Government Portfolio's investment portfolio. Mr. Reynoldson has been Senior Vice President of the Adviser since July, 1991. Mr. Reynoldson has been primarily responsible for managing the Government Portfolio's investment portfolio since December 1989.



The Growth and Income Portfolio is managed by a management team headed by James
A. Gilligan. Scott Carroll is responsible as co-manager for the day-to-day management of the Growth and Income Portfolio's investment portfolio. Mr. Gilligan has been responsible for managing the Portfolio's investment portfolio since its inception. Mr. Gilligan has been Senior Vice President and Portfolio Manager of the Adviser since September 1995. Prior to that Mr. Gilligan was Vice President and Portfolio Manager of the Adviser. Mr. Carroll has been Associate Portfolio Manager of the Adviser since December 1996. Prior to that Mr. Carroll was an Equity Analyst with Lincoln Capital Management Company. Prior to September 1992, Mr. Carroll was a Senior Internal Auditor with Pittway Corporation.



Russell C. Platt and Theodore R. Bigman assumed responsibility for the day-to-day management of the Morgan Stanley Real Estate Securities Portfolio's investment portfolio effective January 1, 1997. Mr. Platt became Executive Vice President of the Adviser on December 31, 1996. Since 1994, Mr. Platt has also been a Principal, and as of December 1, 1996, a Managing Director, of the Subadviser where he has primary responsibility for managing the real estate securities investment business for the Subadviser and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London Office. Prior to this he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Bigman became Senior Vice President of the Adviser on December 31, 1996. Since 1995, Mr. Bigman has also been a Vice President, and as of December 1, 1996, a Principal, of the Subadviser where, together with Mr. Platt, he is responsible for the Subadviser's real estate securities research. Prior to joining the Subadviser, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group.



John Cunniff has been primarily responsible for the day-to-day management of the Strategic Stock Portfolio's investment portfolio since its inception. Mr. Cunniff is a Vice President of the Adviser and Advisory Corp. and has been employed by the Adviser since October 1995. Prior to that time, Mr. Cunniff was Vice President, Portfolio Manager at Templeton Quantitative Advisors.

                               PURCHASE OF SHARES



The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies. The Trust continuously offers shares in each of the Portfolios to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE


Net asset value per share is computed for each Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of each Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value by the Adviser based on procedures approved by the Portfolio's Board of Trustees. Short-term investments for all Portfolios other than the Money Market Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



The Money Market Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities.

                              REDEMPTION OF SHARES



Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in each Portfolio is subject to daily fluctuations and the net asset value of each Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.



                                   DIVIDENDS,


                                 DISTRIBUTIONS


                                   AND TAXES



All dividends and capital gains distributions of each Portfolio are automatically reinvested by the Account in additional shares of such Portfolio.



Shares of the Money Market Portfolio and Government Portfolio become entitled to income distributions declared on the day the shareholder service agent receives payment of the purchase price in the form of federal funds. Such shares do not receive income distributions declared on the date of redemption.



DIVIDENDS OF THE MONEY MARKET PORTFOLIO. The Money Market Portfolio declares income dividends each business day payable monthly. The Money Market Portfolio's net income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Money Market Portfolio.



DIVIDENDS AND DISTRIBUTIONS OF THE ASSET ALLOCATION PORTFOLIO, THE COMSTOCK PORTFOLIO, THE DOMESTIC INCOME PORTFOLIO, THE EMERGING GROWTH PORTFOLIO, ENTERPRISE PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO, THE MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO, AND THE STRATEGIC STOCK PORTFOLIO. Dividends from stocks and interest earned from other investments are the main source of income for these Portfolios. Substantially all of this income, less expenses, is distributed on an annual basis. When a Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. Each of these Portfolios distributes any net realized capital gains to Accounts no less frequently than annually.



TAX STATUS OF THE PORTFOLIOS. Each Portfolio has elected to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a "regulated investment company," a Portfolio is not subject to federal income taxes to the extent it distributes its net investment income and net capital gains. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The Accounts are subject to the diversification requirements of Section 817(h) of the Code, which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer.



Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of a Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any distribution designated as being made from a Portfolio's net long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.



CERTAIN INVESTMENT PRACTICES OF PORTFOLIOS. Certain investment practices of a Portfolio may be subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to maintain the Portfolio's qualification as a regulated investment company and avoid income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

                              FINANCIAL HIGHLIGHTS



The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past five years. The Comstock Portfolio had not commenced investment operations prior to December 31, 1998 and has no historical financial highlights to report. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                             YEAR ENDED DECEMBER 31,
ASSET ALLOCATION PORTFOLIO                                       1998       1997       1996       1995      1994
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................               $11.352     $11.64     $9.99    $11.80
                                                                -------    -------    -------    ------    ------
  Net Investment Income.....................................                  .513       .482       .48       .45
  Net Realized and Unrealized Gain/Loss.....................                 1.897      1.083    2.6425      (.89)
                                                                -------    -------    -------    ------    ------
Total from Investment Operations............................                 2.410      1.565    3.1225      (.44)
                                                                -------    -------    -------    ------    ------
Less:
  Distributions from Net Investment Income..................                  .518       .478     .4775       .45
  Distributions from Net Realized Gain......................                 1.334      1.375      .995       .90
  Distributions in Excess of Net Realized Gain..............                     -          -         -       .02
                                                                -------    -------    -------    ------    ------
Total Distributions.........................................                 1.852      1.853    1.4725      1.37
                                                                -------    -------    -------    ------    ------
Net Asset Value, End of the Period..........................               $11.910    $11.352    $11.64     $9.99
                                                                =======    =======    =======    ======    ======
Total Return*...............................................                21.81%     13.87%    31.36%    (3.66%)
Net Assets at End of the Period (In millions)...............                 $63.3      $63.9     $63.0     $56.6
Ratio of Expenses to Average Net Assets*....................                  .60%       .60%      .60%      .60%
Ratio of Net Investment Income to Average Net Assets*.......                 3.86%      3.78%     3.85%     3.70%
Portfolio turnover..........................................                   58%       118%      124%      163%
*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................                  .71%       .81%      .74%      .72%
Ratio of Net Investment Income to Average Net Assets........                 3.75%      3.57%     3.71%     3.58%



--------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
DOMESTIC INCOME PORTFOLIO                                        1998      1997     1996     1995     1994
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of the Period....................              $8.008    $8.21    $7.35     $8.58
                                                                -------   ------   ------   ------   -------

  Net Investment Income.....................................                .704     .755      .71       .85
  Net Realized and Unrealized Gain/Loss.....................                .252    (.212)   .8525   (1.2275)
                                                                -------   ------   ------   ------   -------

Total from Investment Operations............................                .956     .543   1.5625    (.3775)
                                                                -------   ------   ------   ------   -------

  Distributions from Net Investment Income..................                .712     .745    .7025     .8525

  Distributions from Net Realized Gain......................                   -        -        -         -
                                                                -------   ------   ------   ------   -------

Total Distributions.........................................                .712     .745    .7025     .8525
                                                                -------   ------   ------   ------   -------

Net Asset Value, End of the Period..........................              $8.252   $8.008    $8.21     $7.35
                                                                =======   ======   ======   ======   =======

Total Return*...............................................              11.90%    6.68%   21.37%    (4.33%)
Net Assets at End of the Period (In millions)...............               $17.2    $19.8    $26.6     $21.3
Ratio of Expenses to Average Net Assets*....................                .60%     .60%     .60%      .60%
Ratio of Net Investment Income to Average Net Assets*.......               7.74%    7.97%    8.11%     8.35%

Portfolio Turnover..........................................                 78%      77%      54%       94%

*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................               1.05%    1.29%     .93%      .95%
Ratio of Net Investment Income to Average Net Assets........               7.29%    7.28%    7.78%     8.00%


--------------------------------------------------------------------------------


                                                                                                    JULY 3, 1995
                                                                                                  (COMMENCEMENT OF
                                                                  YEAR ENDED DECEMBER 31,     INVESTMENT OPERATIONS) TO
EMERGING GROWTH PORTFOLIO                                        1998      1997      1996         DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................              $13.660    $11.72            $10.00
                                                                -------   -------   -------            ------

  Net Investment Loss.......................................                (.007)    (.016)             (.08)
  Net Realized and Unrealized Gain..........................                2.797     1.956              1.80
                                                                -------   -------   -------            ------

Total from Investment Operations............................                2.790     1.940              1.72
                                                                -------   -------   -------            ------

Net Asset Value, End of the Period..........................              $16.450   $13.660            $11.72
                                                                =======   =======   =======            ======

Total Return*...............................................               20.42%    16.55%            17.20%**
Net Assets at End of the Period (In millions)...............                $10.5      $5.2              $2.3
Ratio of Expenses to Average Net Assets*....................                 .85%      .85%             2.50%
Ratio of Net Investment Loss to Average Net Assets*.........                (.11%)    (.17%)           (1.45%)
Portfolio Turnover..........................................                 116%      102%               41%**

*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................                2.14%     3.28%             5.40%
Ratio of Net Investment Loss to Average Net Assets..........               (1.40%)   (2.60%)           (4.35%)



** Non-Annualized

                                                                           YEAR ENDED DECEMBER 31,
ENTERPRISE PORTFOLIO                                             1998      1997      1996      1995     1994
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................              $16.262    $14.69   $12.39   $14.57
                                                                -------   -------   -------   ------   ------
  Net Investment Income.....................................                 .091      .113      .32      .25
  Net Realized and Unrealized Gain/Loss.....................                4.734     3.417     4.22   (.7625)
                                                                -------   -------   -------   ------   ------

Total from Investment Operations............................                4.825     3.530     4.54   (.5125)
                                                                -------   -------   -------   ------   ------

Less:

  Distributions from Net Investment Income..................                 .096      .109    .3175      .25

  Distributions from Net Realized Gain......................                2.885     1.849   1.9225   1.4175
                                                                -------   -------   -------   ------   ------

Total Distributions.........................................                2.981     1.958     2.24   1.6675
                                                                -------   -------   -------   ------   ------

Net Asset Value, End of the Period..........................              $18.106   $16.262   $14.69   $12.39
                                                                =======   =======   =======   ======   ======

Total Return*...............................................               30.66%    24.80%   36.98%   (3.39%)
Net Assets at End of the Period (In millions)...............                $98.7     $84.8    $76.0    $67.5
Ratio of Expenses to Average Net Assets*....................                 .60%      .60%     .60%     .60%
Ratio of Net Investment Income to Average Net Assets*.......                 .47%      .68%    2.06%    1.72%
Portfolio Turnover..........................................                  82%      152%     145%     153%

*If certain expenses had not been assumed by the Adviser.
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expense to Average Net Assets......................                 .66%      .75%     .68%     .68%
Ratio of Net Investment Income to Average Net Assets........                 .41%      .53%    1.98%    1.64%



--------------------------------------------------------------------------------



                                                                                                    JULY 3, 1995
                                                                                                  (COMMENCEMENT OF
                                                                  YEAR ENDED DECEMBER 31,     INVESTMENT OPERATIONS) TO
GLOBAL EQUITY PORTFOLIO                                          1998      1997      1996         DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................              $11.658    $10.30            $10.00
                                                                -------   -------   -------            ------

  Net Investment Income/Loss................................                 .110      .035              (.16)
  Net Realized and Unrealized Gain..........................                1.696     1.687               .46
                                                                -------   -------   -------            ------

Total from Investment Operations............................                1.806     1.722               .30
                                                                -------   -------   -------            ------

Less:

  Distributions from and in Excess of Net Investment
    Income..................................................                 .106      .188                 -

  Distributions from Net Realized Gain......................                2.354      .176                 -
                                                                -------   -------   -------            ------

Total Distributions.........................................                2.460      .364                 -
                                                                -------   -------   -------            ------

Net Asset Value, End of the Period..........................              $11.004   $11.658            $10.30
                                                                =======   =======   =======            ======

Total Return*...............................................               15.85%    16.72%             3.00%**
Net Assets at End of the Period (In millions)...............                 $3.0      $2.5              $2.4
Ratio of Expenses to Average Net Assets*....................                1.20%     1.20%             4.35%
Ratio of Net Investment Income/Loss to Average Net
  Assets*...................................................                 .76%      .27%            (2.76%)
Portfolio Turnover..........................................                 132%       94%               42%**

*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................                6.78%     7.43%             8.27%
Ratio of Net Investment Loss to Average Net Assets..........               (4.82%)   (5.96%)           (6.68%)



** Non-Annualized

                                                                         YEAR ENDED DECEMBER 31,
GOVERNMENT PORTFOLIO                                             1998     1997     1996     1995     1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................             $8.666    $9.06    $8.28    $9.26
                                                                ------   ------   ------   ------   ------

  Net Investment Income.....................................               .566     .569      .60      .56
  Net Realized and Unrealized Gain/Loss.....................               .231    (.388)     .78    (.985)
                                                                ------   ------   ------   ------   ------

Total From Investment Operations............................               .797     .181     1.38    (.425)
                                                                ------   ------   ------   ------   ------

Less Distributions from and in Excess of Net Investment
  Income....................................................               .543     .575      .60     .555
                                                                ------   ------   ------   ------   ------

Net Asset Value, End of the Period..........................             $8.920   $8.666    $9.06    $8.28
                                                                ======   ======   ======   ======   ======

Total Return*...............................................              9.61%    2.12%   17.17%   (4.63%)
Net Assets at End of the Period (In millions)...............              $52.6    $57.3    $67.0    $65.5
Ratio of Expenses to Average Net Assets*....................               .60%     .60%     .60%     .60%
Ratio of Net Investment Income to Average Net Assets*.......              6.51%    6.56%    6.89%    6.71%
Portfolio Turnover..........................................               119%     143%     164%     192%

*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................               .74%     .80%     .72%     .70%
Ratio of Net Investment Income to Average Net Assets........              6.37%    6.36%    6.77%    6.61%


--------------------------------------------------------------------------------


                                                                                              DECEMBER 23, 1996
                                                                                              (COMMENCEMENT OF
                                                                YEAR ENDED DECEMBER 31,   INVESTMENT OPERATIONS) TO
GROWTH AND INCOME PORTFOLIO                                        1998         1997          DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................                   $9.970              $10.000
                                                                 -------      -------              -------

  Net Investment Income.....................................                     .072                 .011
  Net Realized and Unrealized Gain/Loss.....................                    2.309                (.041)
                                                                 -------      -------              -------

Total From Investment Operations............................                    2.381                (.030)
                                                                 -------      -------              -------

Less:
  Distributions from Net Investment Income..................                     .065                  -0-
  Distributions from and in Excess of Net Realized Gain.....                     .163                  -0-
                                                                 -------      -------              -------

Total Distributions.........................................                     .228                  -0-
                                                                 -------      -------              -------

Net Asset Value, End of the Period..........................                  $12.123               $9.970
                                                                 =======      =======              =======

Total Return*...............................................                   23.90%                (.30%) **
Net Assets at End of the Period (In millions)...............                    $11.7                 $0.5
Ratio of Expenses to Average Net Assets*....................                     .75%                 .75%
Ratio of Net Investment Income to Average Net Assets*.......                    1.19%                4.47%
Portfolio Turnover..........................................                      96%                   0%**

*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................                    1.63%               45.97%
Ratio of Net Investment Income/Loss to Average Net Assets...                     .31%              (40.74%)



** Non-Annualized

                                                                       YEAR ENDED DECEMBER 31,
MONEY MARKET PORTFOLIO                                          1998    1997    1996    1995    1994
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................            $1.00   $1.00   $1.00   $1.00
                                                                -----   -----   -----   -----   -----

  Net Investment Income.....................................            .049    .048    .0533   .0365

Less Distributions from Net Investment Income...............            .049    .048    .0533   .0365
                                                                -----   -----   -----   -----   -----

Net Asset Value, End of the Period..........................            $1.00   $1.00   $1.00   $1.00
                                                                =====   =====   =====   =====   =====

Total Return*...............................................            5.06%   4.89%   5.46%   3.71%
Net Assets at End of the Period (In millions)...............            $19.7   $19.6   $21.6   $28.5
Ratio of Expenses to Average Net Assets*....................            .60%    .60%    .60%    .60%
Ratio of Net Investment Income to Average Net Assets*.......            4.95%   4.78%   5.33%   3.63%

*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................            .98%    1.29%   .93%    .87%
Ratio of Net Investment Income to Average Net Assets........            4.57%   4.10%   5.00%   3.37%


--------------------------------------------------------------------------------


                                                                                                    JULY 3, 1995
                                                                                                  (COMMENCEMENT OF
                                                                  YEAR ENDED DECEMBER 31,     INVESTMENT OPERATIONS) TO
MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO                  1998      1997      1996         DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................              $14.784    $10.74            $10.00
                                                                -------   -------   -------            ------

  Net Investment Income.....................................                 .464      .217               .20
  Net Realized and Unrealized Gain..........................                2.617     4.117             .6325
                                                                -------   -------   -------            ------

Total from Investment Operations............................                3.081     4.334             .8325
                                                                -------   -------   -------            ------

Less:

  Distributions from Net Investment Income..................                 .470      .199             .0925

  Distributions from Net Realized Gain......................                1.549      .091               -0-
                                                                -------   -------   -------            ------

Total Distributions.........................................                2.019      .290             .0925

Net Asset Value, End of the Period..........................              $15.846   $14.784            $10.74
                                                                =======   =======   =======            ======

Total Return*...............................................               21.47%    40.53%             8.35%**
Net Assets at End of the Period (In millions)...............               $299.4    $167.5              $8.6
Ratio of Expenses to Average Net Assets*....................                1.07%     1.10%             2.50%
Ratio of Net Investment Income to Average Net Assets*.......                3.42%     5.06%             3.75%
Portfolio Turnover..........................................                 177%       84%               85%**

*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................                  N/A     1.27%             2.90%
Ratio of Net Investment Income to Average Net Assets........                  N/A     4.89%             3.36%



** Non-Annualized


N/A = Not Applicable

                                                                                        NOVEMBER 3, 1997
                                                                                        (COMMENCEMENT OF
                                                                   YEAR ENDED       INVESTMENT OPERATIONS) TO
STRATEGIC STOCK PORTFOLIO                                       DECEMBER 31, 1998       DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................                                 $10.000
                                                                     -------                 -------

  Net Investment Income.....................................                                    .027
  Net Realized and Unrealized Gain..........................                                    .218
                                                                     -------                 -------

Total from Investment Operations............................                                    .245
                                                                     -------                 -------

Net Asset Value, End of the Period..........................                                 $10.245
                                                                     =======                 =======

Total Return*...............................................                                   2.45%**
Net Assets at End of the Period (In millions)...............                                    $2.5
Ratio of Expenses to Average Net Assets*....................                                    .61%
Ratio of Net Investment Income to Average Net Assets*.......                                   2.67%
Portfolio Turnover..........................................                                      0%**

*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................                                   2.59%
Ratio of Net Investment Income to Average Net Assets........                                    .68%



** Non-Annualized

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:



A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation:



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                     1. LONG-TERM DEBT -- INVESTMENT GRADE


AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE


BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.



C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.



                              2. COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



                               3. PREFERRED STOCK



A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.



The preferred stock ratings are based on the following considerations:



i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.



ii. Nature of, and provisions of, the issuer.



iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.



AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.



AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".



A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.



BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.



BB, B and CCC: Preferred stock rated "B", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.



"BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



C: A preferred stock rated "C" is a nonpaying issue.



D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.



NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to

"CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:



                               1. LONG-TERM DEBT



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated a possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1. An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3. There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                               2. SHORT-TERM DEBT



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well-established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins is earnings coverage of fixed financial charges and high internal cash generation.



-- Well-established access to a range of financial markets and assured sources of alternate liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the Prime rating categories.



                               3. PREFERRED STOCK



Preferred stock rating symbols and their definitions are as follows:



AAA: As issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.



BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              FOR MORE INFORMATION



                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


                       Call your broker or (800) 341-2911


           7:00 a.m. to 7:00 p.m. Central time Monday through Friday



                                    DEALERS


 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666



                     TELECOMMUNICATIONS DEVICE FOR THE DEAF


 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833



                                  FUND INFO(R)


             For automated telephone services, call (800) 847-2424



                                    WEB SITE


                               www.vankampen.com



                        VAN KAMPEN LIFE INVESTMENT TRUST


                                1 Parkview Plaza


                                  PO Box 5555


                        Oakbrook Terrace, IL 60181-5555



                               Investment Adviser



                        VAN KAMPEN ASSET MANAGEMENT INC.


                                1 Parkview Plaza


                                  PO Box 5555


                        Oakbrook Terrace, IL 60181-5555



           Investment Subadviser -- Global Equity and Morgan Stanley


                     Real Estate Securities Portfolios only



             MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.


                          1221 Avenue of the Americas


                               New York, NY 10020



                                  Distributor



                             VAN KAMPEN FUNDS INC.


                                1 Parkview Plaza


                                  PO Box 5555


                        Oakbrook Terrace, IL 60181-5555



                                 Transfer Agent



                       VAN KAMPEN INVESTOR SERVICES INC.


                                 PO Box 418256


                           Kansas City, MO 64141-9256


                     Attn: Van Kampen Life Investment Trust



                                   Custodian



                      STATE STREET BANK AND TRUST COMPANY


                     225 West Franklin Street, PO Box 1713


                             Boston, MA 02105-1713


                     Attn: Van Kampen Life Investment Trust



                                 Legal Counsel



                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)


                             333 West Wacker Drive


                               Chicago, IL 60606



                            Independent Accountants



                           PRICEWATERHOUSECOOPERS LLP


                            200 East Randolph Drive


                               Chicago, IL 60601

                                   VAN KAMPEN


                             LIFE INVESTMENT TRUST



                                   PROSPECTUS


                                 APRIL   , 1999



                 A Statement of Additional Information, which contains more details about the Portfolios, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolios in their annual and semiannual reports, which explain the market conditions and investment strategies affecting the
                 Portfolios' recent performance.



                 You can ask questions or obtain a free copy of the Portfolios' reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Portfolios' reports can also be ordered from our web site at www.vankampen.com.



                 Information about the Portfolios, including their reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]


                                             Investment Company Act File No.
811-4424.
                                                                    LIT PRO 4/99

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED MARCH 1, 1999


                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN LIFE INVESTMENT TRUST


     Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company with eleven Portfolios (the "Portfolios"): Asset Allocation Portfolio (formerly Multiple Strategy Fund), Comstock Portfolio, Domestic Income Portfolio (formerly Domestic Strategic Income Fund), Emerging Growth Portfolio (formerly Emerging Growth Fund), Enterprise Portfolio (formerly Common Stock
Fund), Global Equity Portfolio (formerly Global Equity Fund), Government Portfolio (formerly Government Fund), Growth and Income Portfolio (formerly Growth and Income Fund), Money Market Portfolio (formerly Money Market Fund), Morgan Stanley Real Estate Securities Portfolio (formerly Real Estate Securities Portfolio) and Strategic Stock Portfolio. Each Portfolio is in effect a separate diversified mutual fund issuing its own shares.



     This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Trust's applicable prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Trust. Investors should obtain and read a Prospectus containing disclosure with respect to the Portfolio in which the investor wishes to invest prior to purchasing shares of such Portfolio. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. (the "Distributor") at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 at (800) 421-5666.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Practices........................................  B-6
Options, Futures Contracts and Options on Futures
  Contracts.................................................  B-13
Investment Restrictions.....................................  B-21
Trustees and Officers.......................................  B-37
Investment Advisory Agreements..............................  B-46
Distributor.................................................  B-50
Transfer Agent..............................................  B-50
Portfolio Transactions and Brokerage Allocation.............  B-50
Portfolio Turnover..........................................  B-53
Determination of Net Asset Value............................  B-53
Purchase and Redemption of Shares...........................  B-55
Tax Status..................................................  B-55
Portfolio Performance.......................................  B-56
Money Market Portfolio Yield Information....................  B-59
Other Information...........................................  B-60
Report of Independent Accountants...........................  F-
Financial Statements........................................  F-
Notes to Financial Statements...............................  F-



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL   , 1999.

GENERAL INFORMATION


     Van Kampen Life Investment Trust, formerly known as Van Kampen American Capital Life Investment Trust (the "Trust") was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985 under the name American Capital Life Investment Trust. As of September 16, 1995, the Trust was reorganized as a business trust under the laws of the State of Delaware and changed its name. On July 14, 1998, the Trust adopted its current name.



     Van Kampen Asset Management Inc. (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser (the "Subadviser"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Portfolios. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").



     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.



     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.



     As of April   , 1999, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding shares of any portfolio except as set forth below. The Trust offers its shares only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the Contract Owners, but only in the same proportion with respect to "yes" votes, "no" votes or abstentions as is the case with respect to shares for which instructions were received.


                                                            AMOUNT OF RECORD OWNERSHIP
                  NAME AND ADDRESS OF                            OF THE PORTFOLIO         PERCENTAGE
                     RECORD HOLDER                               AT APRIL , 1999          OWNERSHIP
                  -------------------                       --------------------------    ----------
ASSET ALLOCATION FUND
Nationwide Life Insurance Co.                                                                     %
  Nationwide VL1 -- Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
DOMESTIC INCOME PORTFOLIO
American General Life Insurance Co.
  Separate Account D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co.
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen American Capital
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
EMERGING GROWTH PORTFOLIO
Van Kampen American Capital
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co.
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                            AMOUNT OF RECORD OWNERSHIP
                  NAME AND ADDRESS OF                            OF THE PORTFOLIO         PERCENTAGE
                     RECORD HOLDER                               AT APRIL , 1999          OWNERSHIP
                  -------------------                       --------------------------    ----------
Nationwide Life Insurance Co.
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Northbrook Life Insurance Co.
  MSDWVA II
  3100 Sanders Road Station N4A
  Northbrook, IL. 60062-7156
ENTERPRISE PORTFOLIO
American General Life Insurance Co.
  Separate Account -- D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co.
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen American Capital
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
GLOBAL EQUITY PORTFOLIO
Van Kampen Funds Inc.
  One Chase Manhattan Plaza
  37th Fl.
  New York, NY 10005
Nationwide Life Insurance Co.
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                            AMOUNT OF RECORD OWNERSHIP
                  NAME AND ADDRESS OF                            OF THE PORTFOLIO         PERCENTAGE
                     RECORD HOLDER                               AT APRIL , 1999          OWNERSHIP
                  -------------------                       --------------------------    ----------
GOVERNMENT PORTFOLIO
Nationwide Life Insurance Co.
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
GROWTH AND INCOME PORTFOLIO
Van Kampen American Capital
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
MONEY MARKET PORTFOLIO
American General Life Insurance Co.
  Separate Account D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co.
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen American Capital
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO
Nationwide Life Insurance Co.
  Nationwide Variable Account II
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.
  NWVA-9
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                            AMOUNT OF RECORD OWNERSHIP
                  NAME AND ADDRESS OF                            OF THE PORTFOLIO         PERCENTAGE
                     RECORD HOLDER                               AT APRIL , 1999          OWNERSHIP
                  -------------------                       --------------------------    ----------
STRATEGIC STOCK PORTFOLIO
Van Kampen American Capital
  Generations Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Hartford Life and Annuity Insurance Co.
  Separate Account Three
  MSDW Select Dimensions
  Attn. Carol Lewis
  P.O. Box 2999
  Hartford, CT 06104-2999



                              INVESTMENT PRACTICES



     The following disclosures supplement disclosures set forth in the prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the prospectus for a complete presentation of the matters disclosed below.



FOREIGN SECURITIES



     The Portfolios also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangement. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolios may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangement.



DURATION



     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.



MORTGAGE-RELATED SECURITIES



     The Government Portfolio invests in mortgage-related securities. Mortgage-related securities may be issued or guaranteed by an agency or instrumentality of the U.S. government, but not necessarily by the U.S. government itself. One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate which is backed as to principal and interest by the full faith and credit of the U.S. government. Another type of mortgage-related security is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.



GNMA Certificates



     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.



     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Fund purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.



     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.



     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.



     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.



     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.



     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:



     1. Certificates are usually issued at a premium or discount, rather than at par.



     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.



     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.



     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.



     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1.00% more than high grade corporate bonds and 1/2 of 1.00% more than U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.



     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.



FNMA Securities



     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.



FHLMC Securities



     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each

PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.



COLLATERALIZED MORTGAGE OBLIGATIONS



     The Government Portfolio may invest in collateralized mortgage obligations. Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchases of collateralized mortgage obligations at a substantial discount involves a risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchases of collateralized mortgage obligations at a premium involve additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of collateralized mortgage obligations purchased at a substantial premium of discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.



     Although payment of the principal and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and generally are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.



LENDING OF SECURITIES



     Consistent with applicable regulatory requirements and applicable investment restrictions, certain Portfolios may lend portfolio securities to broker-dealers and other financial institutions provided that such loans are callable at any time by the Portfolio, and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive the interest on the loaned securities, while at the same time earning interest on the collateral which will be invested in short-term obligations. The Portfolio pays lending fees and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     A loan may be terminated by the borrower on one business day's notice, or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. The Portfolio would not lend any portfolio securities to brokers affiliated with the Adviser. On termination of the loan, the borrower is required to return the securities to the Portfolio; any gain or loss in the market price during the loan would inure to the Portfolio.



     When voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.



FORWARD COMMITMENTS



     Each of the Government Portfolio, Domestic Income Portfolio and Morgan Stanley Real Estate Securities Portfolio may purchase or sell securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment.



     Relative to a Forward Commitment purchase, the Portfolio maintains a segregated account (which is marked-to-market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the securities held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Portfolio's net asset value.



     A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Portfolio owns or has the right to acquire. Only the Government Portfolio and the Real Estate Securities Portfolio may engage in forward commitment transactions for cross-hedging purposes. In either circumstance, the Portfolio maintains in a segregated account (which is marked to market daily) either the security covered by the Forward Commitment or cash or liquid securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Portfolio foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.



     When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction. Should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.



INTEREST RATE TRANSACTIONS



     The Government Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will, therefore, be subject to the Portfolio's investment restriction limiting investment in illiquid securities.



     The Portfolio may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Portfolio segregates assets to cover the obligations under the transactions. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Portfolio sells (i.e., writes) caps, floors and collars, it will maintain in a segregated account cash or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.



     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.



PORTFOLIO TURNOVER



     A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. A Portfolio's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Portfolio's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Portfolio's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Portfolio had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.



ILLIQUID SECURITIES



     Each Portfolio, subject to its investment restrictions, may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Portfolio's Trustees. Ordinarily, the Portfolio would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Portfolio. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Portfolio. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Portfolio's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Portfolio in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



MONEY MARKET PORTFOLIO



     The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Portfolio uses the amortized cost method of valuing the Portfolio's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.



     In accordance with Rule 2a-7, the Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees. The nationally recognized statistical rating organizations currently rating instruments of the type the Portfolio may purchase are Moody's Investors Service, Inc., Standard & Poor's, Fitch Investors Services, Inc., Duff and Phelps, Inc. and IBCA Limited and IBCA Inc.



     In addition, the Portfolio will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that (i) the Portfolio may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Portfolio may invest in obligations issued or guaranteed by the U.S. government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Portfolio's total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Trustees to be comparable to those rated in the highest category, will be limited to 5% of the Portfolio's total assets, with the investment in any one such issuer being limited to no more than the greater of one percent of the Portfolio's total assets or $1,000,000. As to each security, these percentages are measured at the time the Portfolio purchases the security. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.



STRATEGIC STOCK PORTFOLIO



     The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI USA Index. In selecting securities for the Portfolio, the Adviser presently intends to follow the following procedures, subject to and limited by the Portfolio's other investment policies and restrictions.



     The Portfolio will reflect on its books twelve separate sub-accounts (each a "Strategic Sub-Account"). Strategic Sub-Accounts will be successively designated Strategic Sub-Account 1 through Strategic Sub-Account 12.



     As of the close of business on (i) the business day immediately prior to the Portfolio's commencement of investment operations and (ii) the last business day of each month thereafter (each a "Strategic Determination Date"), the Adviser will identify 20 securities pursuant to the Strategic Selection Policies discussed in the Prospectus (the "Current Period Strategic Securities").



     As of commencement of investment operations, the Portfolio will invest the assets of Strategic Sub-Account 1 approximately equally in each of the Current Period Strategic Securities determined on the first Strategic Determination Date. This will result in approximately 5% of the Portfolio's assets being invested in each of the initial Current Period Strategic Securities. On each of the eleven subsequent Strategic Determination Dates, the Adviser will invest the cash available for investment due to the sale of new shares and the receipt of dividend and interest income in the next successive Strategic Sub-Account approximately equally in each of the Current Period Strategic Securities for that Strategic Determination Date. Following the twelfth Strategic Determination Date the assets of one Strategic Sub-Account will be evaluated and adjusted each month so that the assets of each Strategic Sub-Account will be reviewed and adjusted once every 12 months.



     Consistent with the Portfolio's investment objective, the Adviser may modify these procedures without prior notice to investors to adjust the frequency of portfolio review and adjustment and to adjust the portion of the Portfolio's assets that is reviewed and adjusted during each period.



     The following disclosures supplement disclosures set forth in the Prospectus. Readers must refer also to the Prospectus for a complete presentation.


OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     All of the Portfolios except the Domestic Income Portfolio and the Money Market Portfolio may engage in transactions in options, futures contracts and options on futures contracts. Set forth below is certain additional information regarding options, futures contracts and options on futures contracts. See the Prospectus for further information.

WRITING CALL AND PUT OPTIONS

     Purpose. Options may be utilized to hedge various market or to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolio's current return can be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also is likely to result in a higher portfolio turnover.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. Each Portfolio writes call options only on a covered basis and only the Government Portfolio and Comstock Portfolio write call options either on a covered basis or for cross-hedging purposes. A call option is covered if at all times during the option period the Portfolio owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. Thus, the Government Portfolio may write options on mortgage-related or other U.S. Government securities or forward commitments of such securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with a Portfolio's custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio would write put options only on a secured basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, a Portfolio could enter into a "closing purchase transaction," which is the purchase of a call
(put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has written lapses unexercised.

     A Portfolio could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Portfolio could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current market value of the underlying securities or futures contracts at the time the options are written. The converse applies to put options.

     Risks of Writing Options. By writing a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     A Portfolio could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. In addition, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic

Stock Portfolio may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. In addition, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio may purchase put options for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase a Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value.

     The Government Portfolio will not purchase call or put options on securities if as a result, more than ten percent of its net assets would be invested in premiums on such options.

     A Portfolio may purchase either listed or over-the-counter options.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Portfolio will hold the Treasury bills in a segregated account with its custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Portfolio as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Portfolio closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

OPTIONS ON STOCK INDEXES (ASSET ALLOCATION PORTFOLIO, COMSTOCK PORTFOLIO, EMERGING GROWTH PORTFOLIO, ENTERPRISE PORTFOLIO, GLOBAL EQUITY PORTFOLIO, GROWTH AND INCOME PORTFOLIO, REAL ESTATE SECURITIES PORTFOLIO AND STRATEGIC STOCK PORTFOLIO ONLY)

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges.

     Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS

     Certain Portfolios may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than five percent of the Portfolio's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" in the Prospectus.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     Certain Portfolios may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust and its Portfolios would be exempt from registration as a "commodity pool."

     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Differences in the stocks included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     A Portfolio also may invest in foreign stock index futures traded outside the United States. Such foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

     Futures Strategies. When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Portfolio is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to a Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of securities.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, futures or related options, the Portfolio could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, a Portfolio could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Portfolio could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by a Portfolio could decline at the same time as portfolio securities being hedged; if this occurred, the Portfolio would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although a Portfolio intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, a Portfolio would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Portfolio would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Advisers' ability correctly to predict the direction of movements in the market. For example, if the Portfolio hedges against a decline in the market, and market prices instead advance, the Portfolio will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Portfolio has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Portfolio intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     A Portfolio will not enter into a futures contract or option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which a Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and related options. In order to prevent leverage in connection with the purchase of futures contracts by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS

     A Portfolio could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Portfolio. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.


     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless, in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the level of the index, when the use of an option on a future would result in a loss to the Portfolio when the use of a future would not.


ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolio may write.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


INVESTMENT RESTRICTIONS


     Each Portfolio has adopted the following restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares; which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding voting securities. The percentage limitations need only be met at the time the investment is made or after relevant action is taken. The Portfolios are subject to the restrictions set forth below (Those restrictions that are only applicable to certain Portfolios are noted as such).

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE ASSET ALLOCATION PORTFOLIO, THE DOMESTIC INCOME PORTFOLIO, THE EMERGING GROWTH PORTFOLIO, THE ENTERPRISE PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO AND THE MONEY MARKET PORTFOLIO:

A Portfolio shall not:

      1. Invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer;

      2. Invest in companies for the purpose of acquiring control or management thereof except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      3. Underwrite securities of other companies, except insofar as a Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Portfolio; or

      4. Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Board of Trustees of the Trust as described under "Loans of Portfolio Securities," including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE ASSET ALLOCATION PORTFOLIO AND THE ENTERPRISE PORTFOLIO:

A Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may enter into transactions in options, futures contracts or options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     4. Invest in interests in oil, gas, or other mineral exploration or development programs;

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     6. Lend money, except that a Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. A Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company. See "Repurchase Agreements";

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company;

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts;

     9. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with transactions in options, futures contracts or options on futures contracts is not considered the purchase of a security on margin;

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance.

     In addition, the following restrictions apply to, and may not be changed without the approval of the holders of a majority of the shares of, the Portfolio indicated:

          The Enterprise Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation. Furthermore, the Enterprise Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 10% of the value of the Enterprise Portfolio's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

          The Asset Allocation Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Asset Allocation Portfolio's total assets would be invested in such securities.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE DOMESTIC INCOME
PORTFOLIO:

The Domestic Income Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

      4. Invest in interests in oil, gas, or other mineral exploration or development programs;

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements";

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby);

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities;

      9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Write put or call options;

     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance; or

     13. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Portfolio's total assets would be invested in such securities.

     THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE COMSTOCK PORTFOLIO:

     The Comstock Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States Government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. Make short sales or purchase securities on margin; but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and it may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      3. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Portfolio's assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits and payments for futures contracts and related options.

      4. Invest in securities issued by other investment companies, except part of a merger, reorganization or other acquisition and except to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      5. Invest in real estate, commodities or commodities contracts, except that the Portfolio may engage in transactions in futures contracts and related options.

      6. Invest in securities of a company for the purpose of exercising management or control, although the Portfolio retains the right to vote securities held by it, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      7. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the Securities Act of 1933.

      8. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      9. Invest more than 25% of its total net asset value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any illiquid securities held by the Portfolio, would exceed 10% of the value of its net assets.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Comstock Portfolio is subject to the following policies which may be amended by the Trustees. The Portfolio shall not:

      1. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 15% of the value of the Portfolio's total assets would be invested in securities of foreign issuers.

      2. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

      3. Invest in interests in oil, gas, or other mineral exploration or development programs.

      4. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation and in securities not having readily available market quotations, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      5. Purchase or retain securities of any issuer if those officers and trustees of the Portfolio or its investment adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

      6. Invest more than 5% of its assets in the securities of any one issuer other than the United States government, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      7. Pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options.

      8. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH PORTFOLIO:

The Emerging Growth Portfolio shall not:

     1. Invest directly in real estate interests of any nature, although the Portfolio may invest indirectly through media such as real estate investment trusts;

     2. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in futures contracts or related options;

     3. Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Portfolio is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization;

     4. Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding five percent of the Portfolio's total assets. Notwithstanding the foregoing, the Portfolio may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith;

     5. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company;

     6. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     7. Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation;

     8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, it agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     9. Invest in warrants in excess of 5% of its net assets (including, but not to exceed 2% in warrants which are not listed on the New York or American Stock Exchanges);

     10. Purchase securities of issuers which have a record of less than three years continuous operation if such purchase would cause more than 5% of the Portfolio's total assets to be invested in securities of such issuers except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Invest more than 15% of its net assets in illiquid securities, including securities that are not readily marketable, restricted securities and repurchase agreements that have a maturity of more than seven days except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     12. Invest in interests in oil, gas, or other mineral exploration or developmental programs, except through the purchase of liquid securities of companies which engage in such businesses; or

     13. Pledge, mortgage or hypothecate its portfolio securities or other assets to the extent that the percentage of pledged assets plus the sales load exceeds 10% of the offering price of the Portfolio's shares.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE GLOBAL EQUITY PORTFOLIO:

The Global Equity Portfolio shall not:

     1. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company;

     2. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options are not deemed to be a pledge or other encumbrance;

     4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Portfolio. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan;

     5. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options;

     6. Purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin;

     7. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate;

     8. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts;

     9. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover;"

     10. Invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except (a) through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition; or (b) to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;

     12. Invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;

     13. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     14. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Portfolio and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities, for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Notwithstanding the foregoing, this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GOVERNMENT
PORTFOLIO:

The Government Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may invest in interest rate futures and related options and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     4. Invest in interests in oil, gas, or other mineral exploration or development programs;

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds ten percent of the market or other fair value of its total net assets. See "Repurchase Agreements";

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby);

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may make short sales by entering into forward commitments for hedging or cross-hedging purposes and the Portfolio may engage in transactions in options, future contracts and related options;

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin;

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options are not deemed to be a pledge or other encumbrance; or

     12. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets, and enter into closing or offsetting transactions with respect to such options, and (c) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Portfolio's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets, and provided further that the Portfolio may not purchase futures contracts or related options if more than 30% of the Portfolio's total assets would be so invested.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GROWTH AND INCOME
PORTFOLIO:

The Growth and Income Portfolio shall not:

     1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Portfolio taken at cost. In connection with any borrowing the Portfolio may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options.

     2. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

     3. Purchase or sell commodities or commodities contracts, except that the Portfolio may enter into transactions in futures contracts and related options.

     4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."

     5. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

     6. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. Government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Growth and Income Portfolio is subject to the following policies which may be amended by the Trustees.

     1. Purchase securities on margin, or sell securities short, but the Portfolio may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith.

     2. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

     3. Purchase securities of a corporation in which a trustee of the Portfolio owns a controlling interest.

     4. Permit officers or trustees of the Portfolio to profit by selling securities to or buying them from the Portfolio. However, companies with which the officers and trustees of the Portfolio are connected may enter into underwriting agreements with the Portfolio to sell its shares, sell securities to, and purchase securities from the Portfolio when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act.

     5. Investments in repurchase agreements and purchases by the Portfolio of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.

     6. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 15% of the value of the Portfolio's net assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     7. Invest more than 5% of the market value of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE MONEY MARKET
PORTFOLIO:

The Money Market Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;;

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     4. Invest in interests in oil, gas, or other mineral exploration or development programs;

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements";

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks);

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities;

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Write put or call options;

     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance; or

     13. Purchase any security which matures more than one year from the date of purchase.


THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO.



     The Morgan Stanley Real Estate Securities Portfolio shall not:


     1. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws;

     2. With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance;

     4. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements;

     5. Buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Portfolio may hold and sell real estate acquired as a result of the ownership of its securities;

     6. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts;

     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover";

     8. Concentrate its investment in any one industry, except that the Portfolio will invest more than 25% of its total assets in the real estate industry. This limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company;

     9. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and related options transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets; or

     10. The Portfolio may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.


     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Morgan Stanley Real Estate Securities Portfolio is subject to the following policies which may be amended by the Morgan Stanley Real Estate Securities Portfolio's Trustees and which apply at the time of purchase of portfolio securities.


     1. The Portfolio may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     2. The Portfolio may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin;

     3. The Portfolio may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     4. The Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;

     5. The Portfolio may not invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     6. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;

     7. The Portfolio may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or

     8. The Portfolio may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE STRATEGIC STOCK PORTFOLIO.

     The Strategic Stock Portfolio shall not:

     1. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws;

     2. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer or, if as a result, such Portfolio would hold more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Portfolio from the limitations imposed by Section 12(d)(1) of the 1940 Act.

     3. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

     4. Buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Portfolio may hold and sell real estate acquired as a result of the ownership of its securities;

     5. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts;

     6. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Portfolio's total assets (after giving effect to any such borrowing); which amount does not include borrowings and reverse repurchase agreements with any entity where such borrowings and reverse repurchase agreements are in an amount not exceeding 5% of its total assets and for temporary purposes only. The Portfolio will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery, and when issued transactions, options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments;

     7. Make loans of money or property to any person, except (i) to the extent the securities in which the Portfolio may invest are considered to be loans, (ii) through the loan of portfolio securities, and (iii) to the extent that the Portfolio may lend money or property in connection with maintenance of the value of, or the Portfolio's interest with respect to, the securities owned by the Portfolio.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Strategic Stock Portfolio is subject to the following policies which may be amended by the Strategic Stock Portfolio's Trustees and which apply at the time of purchase of portfolio securities.

     1. The Portfolio may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

     2. The Portfolio may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. The Portfolio may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin;

     4. The Portfolio may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except as part of a merger, consolidation or other acquisition and except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     5. The Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;

     6. The Portfolio may not invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     7. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;

     8. The Portfolio may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or

     9. The Portfolio may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.


TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Chairman of Dean Witter Futures & Currency
New York, NY 10048                          Management Inc. and Demeter Management Corporation.
Date of Birth: 10/12/52                     Director of Dean Witter Reynolds Inc. Chairman and
                                            Director of Dean Witter Capital Corporation. Chairman,
                                            Chief Executive Officer, President and a Director of Dean
                                            Witter Alliance Capital Corporation, Director of the
                                            National Healthcare Resources, Inc., Morgan Stanley Dean
                                            Witter Distributors, Inc., Dean Witter Realty Inc., Dean
                                            Witter Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc., and is a member of the Morgan Stanley Dean
                                            Witter Management Committee. Prior to December of 1998,
                                            Mr. DeMartini was President and Chief Operating Officer
                                            of Morgan Stanley Dean Witter Individual Asset Management
                                            and a Director of Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley Dean Witter
                                            Funds and Trustee/Director of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board. Trustee/Director of each of
                                            the funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Don G. Powell*............................  Currently a member of the board of governors and
3 Wexford Court                             executive committee for the Investment Company Institute,
Houston, TX 77024                           and a member of the Board of Trustees of the Houston
Date of Birth: 10/19/39                     Museum of Natural Science. Immediate past Chairman of the
                                            Investment Company Institute. Prior to January 1999,
                                            Chairman and a Director of Van Kampen Investments, the
                                            Advisers, the Distributor and Investor Services and
                                            Director or officer of certain other subsidiaries of Van
                                            Kampen Investments. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of
                                            VK/AC Holding, Inc. Trustee/Director of each of the funds
                                            in the Fund Complex and Trustee of other funds advised by
                                            the Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company and
Date of Birth: 07/08/44                     the Urban Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame. Prior to
                                            1998, Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. Formerly, President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.
Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Customer Services, Inc., and COMARCO, Inc.
Suite 9700                                  Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53


------------------------------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS


     Messrs. McDonnell, Hegel, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and certain
  Financial Officer                    other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of Asset Management
  Vice President                       and the Distributor. President and a Director of Investor
                                       Services. President and Chief Operating Officer of Van
                                       Kampen Recordkeeping Services Inc. Prior to July of 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen Investments. Vice President, Associate General
  Assistant Secretary                  Counsel and Assistant Secretary of the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen Investments. Senior Vice President,
  Assistant Secretary                  Deputy General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 10/16/64              Assistant Treasurer of each of the funds in the Fund Complex
  Assistant Treasurer                  and other investment companies advised by the Advisers or
                                       their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.


     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts.

Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                          Fund Complex
                                                           -------------------------------------------
                                                                           Aggregate
                                                            Aggregate      Estimated
                                                           Pension or       Maximum          Total
                                             Aggregate     Retirement       Annual       Compensation
                                           Compensation     Benefits     Benefits from      before
                                              before       Accrued as      the Fund      Deferral from
                                           Deferral from     Part of         Upon            Fund
                  Name                      the Fund(2)    Expenses(3)   Retirement(4)    Complex(5)
                  ----                     -------------   -----------   -------------   -------------
J. Miles Branagan                             $              $              $60,000        $
Linda Hutton Heagy                                                           60,000
R. Craig Kennedy                                                             60,000
Jack E. Nelson                                                               60,000
Phillip B. Rooney                                                            60,000
Dr. Fernando Sisto                                                           60,000
Wayne W. Whalen                                                              60,000
Paul G. Yovovich (1)                                                         60,000        $


------------------------------------


(1) Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore does not have a full fiscal year of information to report. Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended December 31, 1998. The following trustees deferred compensation from the Fund during the fiscal
    year ended December 31, 1998: Mr. Branagan, $     ; Ms. Heagy, $     ; Mr.
    Kennedy, $     ; Mr. Nelson, $     ; Mr. Rooney, $     ; Dr. Sisto, $     ;
    Mr. Whalen, $     ; and Mr. Yovovich, $     . Amounts deferred are retained
    by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 1998 is
    as follows: Mr. Branagan, $     ; Dr. Caruso, $     ; Mr. Gaughan, $     ;
    Ms. Heagy, $     ; Mr. Kennedy, $     ; Mr. Miller, $     ; Mr. Nelson,
    $     ; Mr. Rees, $     ; Mr. Rooney, $     ; Dr. Sisto, $     ; Mr. Whalen,
    $     ; and Mr. Yovovich, $     . The deferred compensation plan is
    described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of
    $       during the calendar year ended December 31, 1998.



     As of April   , 1999, the trustees and officers of the Fund as a group
owned less than 1% of the shares of the Fund.

                                                                         TABLE A

         1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH PORTFOLIO



                                                                                       TRUSTEE
                                                    -----------------------------------------------------------------------------
                  PORTFOLIO NAME                    BRANAGAN   HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    YOVOVICH
                  --------------                    --------   -----    -------   ------    ------    -----    ------    --------
 LIT Asset Allocation Portfolio...................
 LIT Comstock Portfolio...........................
 LIT Domestic Income Portfolio....................
 LIT Emerging Growth Portfolio....................
 LIT Enterprise Portfolio.........................
 LIT Global Equity Portfolio......................
 LIT Government Portfolio.........................
 LIT Growth and Income Portfolio..................
 LIT Money Market Portfolio.......................
 LIT Morgan Stanley Real Estate Securities
   Portfolio......................................
 LIT Strategic Stock Portfolio....................
                                                     ------    ------   ------    -------   -------   ------   -------   -------
   Life Investment Trust Total....................
                                                     ======    ======   ======    =======   =======   ======   =======   =======


                                                                         TABLE B


     1998 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH PORTFOLIO



                                                                                        TRUSTEE
                                                      ---------------------------------------------------------------------------
                   PORTFOLIO NAME                     BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN    YOVOVICH
                   --------------                     --------   -----    -------   ------   ------   -----    ------    --------
 LIT Asset Allocation Portfolio......................
 LIT Comstock Portfolio..............................
 LIT Domestic Income Portfolio.......................
 LIT Emerging Growth Portfolio.......................
 LIT Enterprise Portfolio............................
 LIT Global Equity Portfolio.........................
 LIT Government Portfolio............................
 LIT Growth and Income Portfolio.....................
 LIT Money Market Portfolio..........................
 LIT Morgan Stanley Real Estate Securities
   Portfolio.........................................
 LIT Strategic Stock Portfolio.......................
                                                       ------    ------   ------    ------   ------   ------   -------   -------
   Life Investment Trust Total:......................
                                                       ======    ======   ======    ======   ======   ======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                               AND EACH PORTFOLIO

                                                                             TRUSTEE
                               ---------------------------------------------------------------------------------------------------
        PORTFOLIO NAME         BRANAGAN    HEAGY    KENNEDY   NELSON    ROONEY     SISTO    WHALEN    YOVOVICH   CARUSO    GAUGHAN
        --------------         --------    -----    -------   ------    ------     -----    ------    --------   ------    -------
 LIT Asset Allocation
   Portfolio..................
 LIT Comstock Portfolio.......
 LIT Domestic Income
   Portfolio..................
 LIT Emerging Growth
   Portfolio..................
 LIT Enterprise Portfolio.....
 LIT Global Equity
   Portfolio..................
 LIT Government Portfolio.....
 LIT Growth and Income
   Portfolio..................
 LIT Money Market Portfolio...
 LIT Morgan Stanley Real
   Estate Securities
   Portfolio..................
 LIT Strategic Stock
   Portfolio..................
                               -------    -------   -------   -------   -------   -------   -------   -------    -------   -------
   Life Investment Trust
     Total....................
                               =======    =======   =======   =======   =======   =======   =======   =======    =======   =======

                                                    TRUSTEE
                                ------------------------------------------------
        PORTFOLIO NAME          LIPSHIE   MILLER     REES     ROBINSON   VERNON
        --------------          -------   ------     ----     --------   ------
 LIT Asset Allocation
   Portfolio..................
 LIT Comstock Portfolio.......
 LIT Domestic Income
   Portfolio..................
 LIT Emerging Growth
   Portfolio..................
 LIT Enterprise Portfolio.....
 LIT Global Equity
   Portfolio..................
 LIT Government Portfolio.....
 LIT Growth and Income
   Portfolio..................
 LIT Money Market Portfolio...
 LIT Morgan Stanley Real
   Estate Securities
   Portfolio..................
 LIT Strategic Stock
   Portfolio..................
                                -------   -------   -------   -------    -------
   Life Investment Trust
     Total....................
                                =======   =======   =======   =======    =======

                                                                         TABLE D

         YEAR OF ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST


                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
PORTFOLIO NAME                                          BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
--------------                                          --------   -----    -------   ------   ------   -----   ------   --------
  LIT Asset Allocation Portfolio.......................   1991      1995     1995      1995     1997    1987     1995      1998
  LIT Comstock Portfolio...............................   1998      1998     1998      1998     1998    1998     1998      1998
  LIT Domestic Income Portfolio........................   1991      1995     1995      1995     1997    1987     1995      1998
  LIT Emerging Growth Portfolio........................   1995      1995     1995      1995     1997    1995     1995      1998
  LIT Enterprise Portfolio.............................   1991      1995     1995      1995     1997    1986     1995      1998
  LIT Global Equity Portfolio..........................   1995      1995     1995      1995     1997    1995     1995      1998
  LIT Government Portfolio.............................   1991      1995     1995      1995     1997    1986     1995      1998
  LIT Growth and Income Portfolio......................   1995      1995     1995      1995     1997    1995     1995      1998
  LIT Money Market Portfolio...........................   1991      1995     1995      1995     1997    1986     1995      1998
  LIT Morgan Stanley Real Estate Securities
    Portfolio..........................................   1995      1995     1995      1995     1997    1995     1995      1998
  LIT Strategic Stock Portfolio........................   1997      1997     1997      1997     1997    1997     1997      1998


     As of the date of this Statement of Additional Information the Comstock Portfolio had not commenced investment operations.


INVESTMENT ADVISORY AGREEMENTS



     The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios including the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (collectively, the "Combined Portfolios"). The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of any of the Combined Portfolios for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Combined Portfolios monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Combined Portfolios' Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Combined Advisory Agreement. The Trust and the Adviser are also parties to other investment advisory agreements pursuant to which the Adviser manages the investment of assets and places orders for the purchase and sale of portfolio securities for the remaining Portfolios including six advisory agreements designated herein as "Comstock Advisory Agreement," "Emerging Growth Advisory Agreement," "Global Equity Advisory Agreement," "Growth and Income Advisory Agreement", "Morgan Stanley Real Estate Securities Advisory Agreement" and the "Strategic Stock Advisory Agreement" for the Comstock Portfolio, the Emerging Growth Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio, the Morgan Stanley Real Estate Securities Portfolio and the Strategic Stock Portfolio, respectively (such advisory agreements together with the Combined Advisory Agreement are referred to herein collectively as the "Advisory Agreements"). Under the Advisory Agreements, the Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Portfolio's investment objectives. The Adviser also furnishes at no cost to the Portfolios (except as noted herein) the services of sufficient executive and clerical personnel for the Trust as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Portfolio the services of a President of the Trust, one or more Vice Presidents as needed, and a Secretary.


     Under the Advisory Agreements, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of each Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. A portion of these amounts are paid to the Adviser or its parent as reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Trust. The Trust also pays custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreements also provide that the Adviser shall not be liable to the company for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.



     Under the Advisory Agreements, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual fee payable monthly computed on average daily net assets as follows:



------------------------------------------------------------------

Asset Allocation, Domestic Income, Enterprise, Government
and Money Market Portfolios (based upon their combined
average daily net assets)
     First $500 million...................................   0.50%
     Next $500 million....................................   0.45%
     Over $1 billion......................................   0.40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets.)
Comstock Portfolio and Growth and Income Portfolio (based
  on each Portfolio's average daily net assets)
     First $500 million...................................   0.60%
     Over $500 million....................................   0.55%
Emerging Growth Portfolio.................................   0.70%
Global Equity Portfolio...................................   1.00%
Morgan Stanley Real Estate Securities Portfolio...........   1.00%
Strategic Stock Portfolio.................................
     First $500 million...................................   0.50%
     Over $500 million....................................   0.45%



In relation to Global Equity Portfolio and Morgan Stanley Real Estate Securities Portfolio, the Adviser has entered into subadvisory agreements (the "Subadvisory Agreement") to assist the Adviser in performing its investment advisory functions. Under the Subadvisory Agreements, the Subadviser receives on an annual basis 50% of the advisory fees received by the Adviser with respect to such Portfolios.



     The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of any of the Combined Portfolios for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Combined Portfolios monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Combined Portfolios' Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Combined Advisory Agreement.

The Adviser has voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:



------------------------------------------------------------------

Asset Allocation, Domestic Income, Enterprise, Government
and Money Market Portfolios (based upon their combined
average daily net assets).................................   0.60%
Comstock Portfolio........................................       *
Emerging Growth Portfolio.................................   0.85%
Global Equity Portfolio...................................   1.20%
Growth and Income Portfolio...............................   0.75%
Morgan Stanley Real Estate Securities Portfolio...........   1.10%
Strategic Stock Portfolio.................................   0.65%



     The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of any of the Combined Portfolios for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Combined Portfolios monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Combined Portfolios' Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Combined Advisory Agreement.



     Applying these schedules, the Trust paid the Adviser on behalf of the Portfolios, an advisory fee at the effective rate of the Portfolios' average daily net assets for the Trust's fiscal year ended December 31, 1998 as follows:



------------------------------------------------------------------

Asset Allocation Portfolio................................   0.38%
Comstock Portfolio........................................       *
Domestic Income Portfolio.................................   0.01%
Emerging Growth Portfolio.................................   0.32%
Enterprise Portfolio......................................   0.46%
Global Equity Portfolio...................................   0.00%
Government Portfolio......................................   0.37%
Growth and Income Portfolio...............................   0.26%
Money Market Portfolio....................................   0.11%
Morgan Stanley Real Estate Securities Portfolio...........   0.00%
Strategic Stock Portfolio.................................   0.00%



           *As of December 31, 1998, the Comstock Profile had not commenced investment operations and, accordingly, had no assets nor paid advisory fees from which an effective rate could be derived.


     The average daily net assets of a Portfolio is determined by taking the average of all of the determinations of net assets of that Portfolio for each business day during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments, in connection with the purchase and sale of portfolio investments of the Portfolios, less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Portfolios benefit, and to advise the Trustees of the Portfolios of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments, to receive in connection with the Portfolios investment transactions or other arrangements which may benefit the Portfolios.



     The following table shows expenses paid under the Advisory Agreements during the periods ended December 31, 1998, 1997 and 1996.



                                                                                                                GROWTH
                         ASSET                   DOMESTIC    EMERGING                  GLOBAL                     AND
    PERIOD ENDING      ALLOCATION    COMSTOCK     INCOME      GROWTH     ENTERPRISE    EQUITY     GOVERNMENT    INCOME
 DECEMBER 31, 1998:    PORTFOLIO    PORTFOLIO*   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
 ------------------    ----------   ----------   ---------   ---------   ----------   ---------   ----------   ---------

Advisory fees           $              n/a       $            $           $           $            $            $    --
Accounting Services     $ 33,100       n/a       $ 23,600     $22,900     $ 42,800    $ 38,100     $ 32,700     $24,500
Contractual expense
  reimbursement         $     --       n/a       $     --     $    --     $     --    $     --     $     --     $    --
Voluntary expense
  reimbursement         $              n/a       $            $           $           $            $            $    --

                                     MORGAN
                                    STANLEY
                                      REAL
                         MONEY       ESTATE     STRATEGIC
    PERIOD ENDING       MARKET     SECURITIES     STOCK
 DECEMBER 31, 1998:    PORTFOLIO   PORTFOLIO    PORTFOLIO
 ------------------    ---------   ----------   ---------
Advisory fees          $           $             $    --
Accounting Services    $ 25,200    $   73,500    $17,500
Contractual expense
  reimbursement        $     --    $       --    $    --
Voluntary expense
  reimbursement        $           $             $    --


    PERIOD ENDING
 DECEMBER 31, 1997:
 ------------------
Advisory fees           $311,514       n/a       $ 86,700   $48,713     $467,494    $ 31,290     $267,568     $30,777    $106,891
Accounting Services     $ 14,290       n/a       $  8,861   $ 9,145     $ 19,566    $ 21,596     $ 13,895     $ 4,410    $ 10,155
Contractual expense
  reimbursement         $     --       n/a       $ 17,857   $    --     $     --    $     --     $     --     $    --    $  6,147
Voluntary expense
  reimbursement         $ 68,780       n/a       $ 60,681   $89,683     $ 55,090    $174,632     $ 72,820     $45,369    $ 74,791

    PERIOD ENDING
 DECEMBER 31, 1997:
 ------------------
Advisory fees          $2,269,511    $ 1,083
Accounting Services    $   32,983    $    --
Contractual expense
  reimbursement        $       --    $    --
Voluntary expense
  reimbursement        $       --    $ 4,892


    PERIOD ENDING
 DECEMBER 31, 1996:
 ------------------
Advisory fees           $316,002       n/a       $110,243   $28,284     $407,693    $ 28,416     $303,695     $    74    $104,808
Accounting Services     $ 56,837       n/a       $ 44,328   $41,089     $ 52,282    $ 29,400     $ 55,531     $    --    $ 76,975
Contractual expense
  reimbursement         $     --       n/a       $ 73,932   $    --     $     --    $     --     $     --     $    --    $ 70,526
Voluntary expense
  reimbursement         $113,873       n/a       $ 77,170   $97,987     $123,582    $177,139     $122,474     $ 5,591    $ 73,366

    PERIOD ENDING
 DECEMBER 31, 1996:
 ------------------
Advisory fees          $  428,166    $    --
Accounting Services    $   44,869    $    --
Contractual expense
  reimbursement        $       --    $    --
Voluntary expense
  reimbursement        $   70,941    $    --



     *As of December 31, 1998, the Comstock Portfolio had not commenced investment operations and, accordingly, no expenses have been paid under the Comstock Advisory Agreement.



     The Advisory Agreements with respect to each subject Portfolio may be continued from year to year if specifically approved at least annually (a)(i) by the Trustees or (ii) by vote of a majority of such Portfolio's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreements provide that an agreement shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

DISTRIBUTOR

     The Distributor acts as the principal underwriter of the shares of the Trust pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is not obligated to sell any stated number of shares. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Trust's Trustees or by a vote of a majority of the Trust's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for that purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Trust pays all expenses attributable to the registrations of its shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

TRANSFER AGENT


     The Fund's transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. For the fiscal years ended December 31, 1998, 1997 and 1996, Investor Services, as shareholder service agent and dividend disbursing agent for the Portfolios received fees in the amount of
$       from each of the Portfolios of the Trust for such services, except the
Growth and Income Portfolio from which Investor Services received $     and the
Strategic Stock Portfolio from which Investor Services received no fees and excluding the Comstock Portfolio which had not yet commenced investment operations as of December 31, 1998. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Board of Trustees of the Trust and are based on competitive market benchmarks.



PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION



     The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Portfolios' investments, the policies and practices in this regard will at all times be subject to review by the Trustees.



     Transactions in debt securities generally made by the Fund are principal transactions at net prices with little or no brokerage costs. Such securities are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.



     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Portfolios and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or pur-chasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Portfolios, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Portfolios' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Portfolios' shares.



     The Adviser may place Portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among the Portfolios and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Portfolios and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.



     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Portfolios must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Portfolios paid the following commissions to these brokers during the periods shown:



                                                                       AFFILIATED BROKERS
                                                      -----------------------------------------------------
                                        ALL BROKERS   MORGAN STANLEY                            DEAN WITTER
                                        -----------   --------------                            -----------
Fiscal year Ended 1998................                         0                                      0
Fiscal year Ended 1997................                   $10,732(AssetAllocationPortfolio)          N/A
                                                          18,166(EnterprisePortfolio)               N/A
                                                         -------                                    ---
Fiscal year Ended 1996 (for all
  Portfolios).........................                       N/A                                    N/A
Fiscal year 1998 Percentages:
  Commissions with affiliate to total
     commissions......................                         0                                      0
  Value of brokerage transactions with
     affiliate to total
     transactions.....................                         0                                      0

     The following table summarizes for each portfolio the total brokerage commissions paid, the amount of commissions paid to brokers selected primarily on the basis of research services provided to the Adviser and the value of these specific transactions.


                             ASSET                                              DOMESTIC     EMERGING      GLOBAL
                          ALLOCATION     COMSTOCK    ENTERPRISE    GOVERNMENT    INCOME       GROWTH       EQUITY
                           PORTFOLIO    PORTFOLIO*    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                          -----------   ----------   -----------   ----------   ---------   ----------   ----------
1998
------------------------
 Total brokerage
   commissions            $                N/A       $              $               --      $            $
 Commissions for
   research services      $                N/A       $                   --         --      $                    --
 Value of research
   transactions           $                N/A       $                   --         --      $                    --
1997
------------------------
 Total brokerage
   commissions            $   100,020      N/A       $   140,036    $30,799         --      $   10,436   $2,119,980
 Commissions for
   research services      $    27,325      N/A       $    47,085         --         --      $    5,597           --
 Value of research
   transactions           $17,590,482      N/A       $51,189,635         --         --      $9,900,077           --
1996
------------------------
 Total brokerage
   commissions            $   160,187      N/A       $   203,035    $49,075       $134      $    7,373   $   12,654
 Commissions for
   research services      $    62,566      N/A       $   118,119         --         --      $    5,803           --
 Value of research
   transactions           $28,024,814      N/A       $68,820,181         --         --      $5,170,364           --

                          MORGAN STANLEY    GROWTH
                           REAL ESTATE        AND        MONEY     STRATEGIC
                            SECURITIES      INCOME      MARKET       STOCK
                            PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO
                          --------------   ---------   ---------   ----------
1998
------------------------
 Total brokerage
   commissions             $               $               --      $
 Commissions for
   research services       $                     --        --      $
 Value of research
   transactions            $                     --        --      $
1997
------------------------
 Total brokerage
   commissions             $  1,823,718    $ 13,809        --      $    1,172
 Commissions for
   research services       $  1,446,147          --        --      $    1,172
 Value of research
   transactions            $656,816,992          --        --      $2,327,597
1996
------------------------
 Total brokerage
   commissions             $    222,173          --        --              --
 Commissions for
   research services       $    163,059    $    187        --              --
 Value of research
   transactions            $ 19,899,335    $481,917        --              --



* As of December 31, 1998 the Comstock Portfolio had not commenced investment operations and, accordingly, no tabular information is included for the Comstock Portfolio.


PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of each Portfolio's investment portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio's investment portfolio turnover rate for prior years is shown under "Financial Highlights" in the Prospectus.

DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of each Portfolio is computed by dividing the value of all securities held by the Portfolio plus other assets, less liabilities, by the number of shares outstanding. This computation is determined for each Portfolio as of the close of business of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open.



MONEY MARKET PORTFOLIO NET ASSET VALUATION



     The Portfolio's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks. The valuation of each Portfolio's investments is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Portfolio would receive if it sold the instrument.



     The Portfolio's have established procedures reasonably designed, taking into account current market conditions and the Portfolios investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as the Portfolios or the Trustees deem appropriate, to determine the extent, if any, to which the new asset value per share calculated by using available market quotations deviates from $1.00 per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Trustees are required to promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.



ASSET ALLOCATION, COMSTOCK, DOMESTIC INCOME, EMERGING GROWTH, ENTERPRISE, GLOBAL EQUITY, GROWTH AND INCOME, MORGAN STANLEY REAL ESTATE SECURITIES AND STRATEGIC STOCK PORTFOLIOS NET ASSET VALUATION



     The net asset value of these Portfolios is computed by (i) valuing securities listed or traded on a national securities exchange at the last sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices (ii) valuing unlisted securities for which over-the-counter market quotations are readily available at the most recent bid price as supplied by National Association of Securities Dealers Automated Quotations ("NASDAQ") or by broker-dealers, and (iii) valuing any securities for which market quotations are not readily available, and any other assets at fair value as determined in good faith by the Adviser based on procedures approved by the Trustees. Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities for which market quotations are not readily available, and any other assets are valued at fair value as determined in good faith by the Adviser based on procedures approved by the Trustees.



GOVERNMENT PORTFOLIO NET ASSET VALUATION



     U.S. Government securities are traded in the over-the-counter market and are valued at the mean between the last reported bid and asked prices. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Options, interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser based on procedures approved by the Trust's Trustees.



FAIR VALUE PRICING



     With respect to certain Portfolios, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets, on certain Saturdays, and in various foreign markets on days which are not business days in New York, and on which such Portfolios net asset value is not calculated, and on which such Portfolios does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Portfolio shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.


PURCHASE AND REDEMPTION OF SHARES

     The purchase of shares of the Portfolios is currently limited to the Accounts as explained in the Prospectus. Such shares are sold and redeemed at their respective net asset values as described in the Prospectus.

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

TAX STATUS

     The Trust and each of its Portfolios will be treated as separate corporations for federal income tax purposes. A Portfolio will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

PORTFOLIO PERFORMANCE



     The average annual total return (computed in the manner described in the Prospectus) and yield, if applicable, for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objectives and policies as well as the risks incurred in each Portfolio's investment practices. All total return figures are for the Trust's fiscal year ended December 31, 1998.



                                         TOTAL RETURN    TOTAL RETURN     TOTAL RETURN
                                         FOR ONE YEAR    FOR FIVE YEAR    FOR TEN YEAR     TOTAL RETURN
                                            PERIOD          PERIOD           PERIOD       SINCE INCEPTION    YIELD
                                         ------------    -------------    ------------    ---------------    -----
Asset Allocation Portfolio
  commencement date 06/30/87.........            %                %               %                 %
Domestic Income Portfolio*
  commencement date 11/04/87.........            %                %               %                 %              %*
Emerging Growth Portfolio
  commencement date 07/03/95.........            %                                                  %
Enterprise Portfolio
  commencement date 04/07/86.........            %                %               %                 %
Global Equity Portfolio
  commencement date 07/03/95.........            %                                                  %
Government Portfolio*
  commencement date 04/07/86.........            %                %               %                 %              %*
Growth and Income Portfolio
  commencement date 12/23/96.........            %                                                  %
Money Market Portfolio**
  commencement date 04/07/86.........                                                                              %*
Morgan Stanley Real Estate Securities
  Portfolio
  commencement date 07/03/95.........            %                                                  %
Strategic Stock Portfolio
  commencement date 11/03/97.........                                                               %


-------------------------

 * For the 30-day period ended December 31, 1998. The Portfolios' yields are not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, Portfolio maturity and the Portfolio's expenses.



** For the seven-day period ended December 31, 1998. The compound effective
   yield for this same period was    %.



     As of December 31, 1998, the Comstock Portfolio had not commenced investment operations and, accordingly, no performance information is included for the Comstock Portfolio.



     From time to time, the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in the prospectus. Investors should also review total return calculations that include those expenses.



     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. A Portfolio's total return will vary depending on market conditions, the securities comprising the Portfolio's investment holdings, the Portfolio's operating expenses and unrealized net capital gains or losses during the period. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.



     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.



     A Portfolio may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Portfolio from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a Portfolio at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each Portfolio.



     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level as expanded in the prospectus. Investors should also review yield calculations that include those expenses.



     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.



     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.



     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of such Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.



     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.



     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.



     From time to time, certain Portfolios may include in sales literature and shareholder reports a quotation of the current "distribution rate" for shares of such Portfolios. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolios.



     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. A Portfolio's marketing materials may also show the Portfolio's asset class diversification, top five sectors, ten largest holdings and other Portfolio asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes a Portfolio compares relative to other Portfolio's of the Adviser. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Portfolios will also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of such Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each Portfolio. For these purposes, the performance of the Portfolios, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce portfolio performance.



     The Portfolios may also utilize performance information in hypothetical illustrations. For example, the Portfolios may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.



     The Trust's Annual Report and Semi-Annual Report prior to the date hereof, contain additional performance information about each of the Trust's portfolios; however, the Comstock Portfolio had not commenced investment operations and, accordingly, no information regarding the Comstock Portfolio is contained therein. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the back cover of the Prospectus.

     Performance of Investment Adviser. The Adviser manages the Van Kampen Comstock Fund (the "Comstock Fund"), which served as the model for the Comstock Portfolio. The Comstock Portfolio has substantially the same investment objective, policies and strategies as the Comstock Fund. In addition, the Adviser intends the Portfolio to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics as the Comstock Fund. Past investment performance of the Comstock Fund, as shown in the table below, may be relevant to your consideration of investment in the Portfolio. The investment performance of the Comstock Fund is not necessarily indicative of future performance of the Comstock Portfolio. As of the date of this Prospectus, the Portfolio has not yet commenced investment operations and therefore has no performance of its own. Also, the operating expenses of the Portfolio will be different from the operating expenses of the Comstock Fund. The investment performance of the Comstock Fund is provided merely to indicate the experience of the Adviser in managing a similar investment portfolio. The data does not reflect any fees that may be accessed at the contract level as explained in the Prospectus. Such fees would reduce the total return figures shown below.



     The data set forth below are adjusted to reflect the Comstock Portfolio's projected operating expenses and to eliminate a maximum 5.75% initial sales charge applicable to purchases of Class A shares of the Comstock Fund, which will not be applicable to purchases of shares of the Comstock Portfolio.



   Average Annual Total Return for Van Kampen Comstock Fund's Class A Shares


              (A Separate Mutual Fund from the Comstock Portfolio)


                      For the Periods Ended June 30, 1998


  (adjusted to reflect projected operating expenses of the Comstock Portfolio and the elimination of maximum sales charges of the Comstock Fund)



               Total Return Excluding
                    Sales Charge                         1 Year    3 Years    5 Years    10 Years
               ----------------------                    ------    -------    -------    --------
Comstock Fund Class A Shares.........................    29.03%     26.23%     19.54%     16.28%



     The past performance of the Comstock Fund is no guarantee of the future performance of the Comstock Fund or the Comstock Portfolio.



MONEY MARKET PORTFOLIO YIELD INFORMATION


     The yield of the Portfolio is its net income expressed in annualized terms. The Securities and Exchange Commission requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size. The Portfolio may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Portfolio, their quality and length of maturity, and the Portfolio's operating expenses. The length of maturity for the Portfolio is the average dollar weighted maturity of the Portfolio. This means that the Portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield fluctuates daily as the income earned on the investments of the Portfolio fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Portfolio is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Portfolio is not insured. Investors comparing results of the Portfolio with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

     Other portfolios of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Portfolio could vary upwards or downwards if another method of calculation or base period were used.


OTHER INFORMATION



CUSTODY OF ASSETS -- All securities owned by the Portfolios and all cash, including proceeds from the sale of shares of the Portfolios and of securities in each Portfolio's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians which are approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.



SHAREHOLDER REPORTS -- Semi-annual statements of the Trust containing information about each of the Portfolios, are furnished to shareholders, and annually such statements are audited by the independent accountants whose selection is ratified annually by shareholders.



INDEPENDENT ACCOUNTANTS -- PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Trust, performs an annual audit of the Trust's financial statements.



LEGAL COUNSEL -- Skadden, Arps, Slate, Meagher & Flom (Illinois).

                           PART C. OTHER INFORMATION


ITEM 23. EXHIBITS.



(a) (1)     First Amended and Restated Agreement and Declaration of
            Trust(2)
    (2)     Certificate of Amendment(2)
    (3)     Second Certificate of Amendment+
    (4)     Second Amended and Restated Certificate of Designation of
            Enterprise Portfolio(7)
    (5)     Second Amended and Restated Certificate of Designation of
            Domestic Income Portfolio(7)
    (6)     Amended and Restated Certificate of Designation of Emerging
            Growth Portfolio(7)
    (7)     Amended and Restated Certificate of Designation of Global
            Equity Portfolio(7)
    (8)     Amended and Restated Certificate of Designation of
            Government Portfolio(7)
    (9)     Amended and Restated Certificate of Designation of Money
            Market Portfolio(7)
    (10)    Second Amended and Restated Certificate of Designation of
            Asset Allocation Portfolio(7)
    (11)    Second Amended and Restated Certificate of Designation of
            Morgan Stanley Real Estate Securities Portfolio(7)
    (12)    Amended and Restated Certificate of Designation of Growth
            and Income Portfolio(7)
    (13)    Certificate of Designation of Strategic Stock Portfolio(7)
    (14)    Certificate of Designation of Comstock Portfolio(8)
(b)         Amended and Restated Bylaws(2)
(c)         Not applicable
(d) (1)     Investment Advisory Agreement for Asset Allocation
            Portfolio, Domestic Income Portfolio, Enterprise Portfolio,
            Government Portfolio and Money Market Portfolio(7)
    (2)     Investment Advisory Agreement for Emerging Growth
            Portfolio(7)
    (3)     Investment Advisory Agreement for Global Equity Portfolio(7)
    (4)     Investment Sub-Advisory Agreement for Global Equity
            Portfolio(7)
    (5)     Investment Advisory Agreement for Morgan Stanley Real Estate
            Securities Portfolio(7)
    (6)     Investment Advisory Agreement for Growth and Income
            Portfolio(7)
    (7)     Investment Advisory Agreement for Strategic Stock
            Portfolio(7)
    (8)     Investment Advisory Agreement for Comstock Portfolio(8)
(e) (1)     Distribution and Service Agreement(7)
(f) (1)     Trustee Deferred Compensation Plan++
    (2)     Trustee Retirement Plan++
(g) (1)     Custodian Contract(5)
    (2)     Transfer Agency and Service Agreement(8)
(h) (1)     Data Access Services Agreement(4)
    (2)     Fund Accounting Agreement(8)
(i)         Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
            (Illinois)(8)
(j)         Consent of Independent Accountants++
(k)         Not applicable
(l) (1)     Investment Letter(1)
    (2)     Investment Letter dated July 3, 1995 for the Emerging Growth
            Portfolio, Global Equity Portfolio and Morgan Stanley Real
            Estate Securities Portfolio(3)
(m)         Not applicable
(n)         Financial Data Schedules++

(o)         Not applicable
(p)         Power of Attorney+
(z) (1)     List of certain investment companies in response to Item
            27(a)+
    (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


---------------

(1) Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 11, 1986.



(2) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed December 22, 1995.



(3) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 6, 1996.



(4) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1997.



(5) Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of Van Kampen American Capital Growth and Income Fund, File Number 2-21657, filed March 27, 1998.



(6) Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of Van Kampen American Capital Comstock Fund, File Number 2-7778, filed April 27, 1998.



(7) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1998.



(8) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed May 18, 1998.


  +  Filed herewith.


 ++  To be filed by further amendment.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.



     None.



ITEM 25. INDEMNIFICATION.


     Reference is made to Article 8, Section 8.4 of the Registrant's Amended and Restated Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Amended and Restated Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.



     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.



ITEM 27. PRINCIPAL UNDERWRITERS.



     (a) The sole principal underwriter is Van Kampen Fund Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).



     (b) Van Kampen Funds Inc., which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with the Distributor of each of the directors and officers are disclosed in Exhibit (z)(2) incorporated herein by reference. Except as disclosed under the heading, "Trustees and Executive Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.



     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at 1 Parkway Plaza, PO Box 5555 Oakbrook Terrace, Illinois 60181-5555, Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555 Oakbrook Terrace, Illinois 60181-5555; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555 Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.


     Not applicable.


ITEM 30. UNDERTAKINGS.



     Not applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN LIFE INVESTMENT TRUST, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace and State of Illinois, on the 1st day of March, 1999.



                                      VAN KAMPEN LIFE INVESTMENT TRUST



                                      By       /s/ DENNIS J. MCDONNELL


                                        ----------------------------------------

                                                  Dennis J. McDonnell,

                                              Vice President and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on March 1, 1999 by the following persons in the capacities indicated:




Principal Executive Officer:

               /s/ DENNIS J. MCDONNELL                 President
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                  Vice President, Chief
-----------------------------------------------------    Financial Officer, and Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/ RICHARD M. DEMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/ DON G. POWELL*                    Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/ PHILLIP B. ROONEY*                  Trustee
-----------------------------------------------------
                  Phillip B. Rooney

             /s/ FERNANDO SISTO, SC.D.*                Trustee
-----------------------------------------------------
                Fernando Sisto, Sc.D.

                /s/ WAYNE W. WHALEN*                   Trustee and Chairman
-----------------------------------------------------
                   Wayne W. Whalen

                /s/ PAUL G. YOVOVICH*                  Trustee
-----------------------------------------------------
                  Paul G. Yovovich

    * Signed by Dennis J. McDonnell pursuant to a power of attorney filed herewith.

               /s/ DENNIS J. MCDONNELL
-----------------------------------------------------
                 Dennis J. McDonnell
                  Attorney-in-Fact



                                                                   March 1, 1999

                            SCHEDULE OF EXHIBITS TO

                   POST-EFFECTIVE AMENDMENT NO. 26 FORM N-1A

                              AS SUBMITTED TO THE
                       SECURITIES AND EXCHANGE COMMISSION

                                ON MARCH 1, 1999



EXHIBIT
 NUMBER                               EXHIBIT
-------                               -------

 (a) (3)    Second Certificate of Amendment
 (p)        Power of Attorney
 (z) (1)    List of certain investment companies in response to Item
            27(a)
 (z) (2)    List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)